                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                  AMBAC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                                    AMBAC LOGO

                                   NOTICE OF
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                              DATE:  WEDNESDAY, MAY 14, 1997
                              TIME:  11:30 A.M.
                             PLACE:  AMBAC INC.
                                     ONE STATE STREET PLAZA
                                     NEW YORK, NEW YORK 10004

 AMBAC LOGO

AMBAC INC.                                                       PHILLIP B. LASSITER
ONE STATE STREET PLAZA                                           CHAIRMAN, PRESIDENT
NEW YORK, NEW YORK 10004                                         AND CHIEF EXECUTIVE OFFICER

March 31, 1997

Dear Stockholder:

It is my pleasure to invite you to AMBAC's 1997 Annual Meeting of Stockholders.

We will hold the meeting on Wednesday, May 14, 1997, at 11:30 a.m. at our executive offices in New York City. In addition to the formal items of business, I will review the major developments of 1996 and answer your questions.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about AMBAC.

Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Phillip B. Lassiter

                                     AMBAC LOGO

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                           DATE:  WEDNESDAY, MAY 14, 1997

                           TIME:  11:30 A.M.

                          PLACE:  AMBAC INC.
                                 ONE STATE STREET PLAZA
                                 NEW YORK, NY 10004

Dear Stockholders:

          At our Annual Meeting, we will ask you to:

              -     Elect six directors;

              - Amend our Certificate of Incorporation as follows:

                     - -     change our name from "AMBAC INC."
                             to "AMBAC FINANCIAL GROUP, INC.";

                     - -     increase the number of authorized
                             shares of common stock from 50
                             million shares to 100 million
                             shares; and

                     - -     eliminate the Class A common
                             stock and certain other outdated
                             provisions which were added when
                             AMBAC was a subsidiary of
                             Citibank, N.A.;

              -     Approve the 1997 Equity Plan;

              -     Approve the 1997 Executive Incentive Plan;

              -     Approve the 1997 Non-Employee Directors
                    Equity Plan;

              -     Ratify the selection of KPMG Peat Marwick
                    LLP as independent auditors for 1997; and

              -     Transact any other business that may
                    properly be presented at the Annual
                    Meeting.

          If you were a stockholder of record at the close of business on March 21, 1997, you may vote at the Annual Meeting.

                                                    By order of the Board of
                                       Directors,

                                                 /s/ Richard B. Gross
                                                   Richard B. Gross
                                        Senior Vice President, General Counsel
                                                     and Secretary
March 31, 1997

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                ------------
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
  Why Did You Send Me this Proxy Statement?...................................             1
  How Many Votes Do I Have?...................................................             1
  How Do I Vote by Proxy?.....................................................             1
  May I Revoke My Proxy?......................................................             2
  How Do I Vote in Person?....................................................             2
  How Do Employees in the AMBAC Stock Fund Vote by Proxy?.....................             2
  What Vote Is Required to Approve Each Proposal?.............................             3
  Is Voting Confidential?.....................................................             4
  What Are the Costs of Soliciting these Proxies?.............................             4
  How Do I Obtain an Annual Report on Form 10-K?..............................             4

INFORMATION ABOUT AMBAC COMMON STOCK OWNERSHIP
  Which Stockholders Own at Least 5% of AMBAC?................................             5
  How Much Stock Is Owned by Directors and Executive Officers?................             6
  Did Directors, Executive Officers and Greater-Than-10% Stockholders
    Comply with Section 16(a) Beneficial Ownership Reporting in 1996?.........             7

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
  The Board of Directors......................................................             8
  The Committees of the Board.................................................             8
  How We Compensate Directors.................................................             9
  Related Party Transaction with Director.....................................            10
  The Executive Officers......................................................            11
  How We Compensate Executive Officers........................................            12
    - Summary Compensation Table..............................................            12
    - Option Grants During 1996...............................................            13
    - Aggregated Option Exercises During 1996 and Year-End Option Values......            14
    - The Pension Plan........................................................            14
    - Employment Agreement with Chief Executive Officer.......................            16
    - Management Retention Agreements with Executive Officers.................            16
    - Arrangement with Former Executive Officer...............................            17
  Report on Executive Compensation for 1996 by the Compensation
    and Organization Committee................................................            18
  Performance Graph...........................................................            21

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
  Proposal 1: Elect Six Directors.............................................            22
  Proposal 2A: Approve Amendment to the Charter to Change Our Name to Ambac
    Financial Group, Inc......................................................            23
  Proposal 2B: Approve Amendment to the Charter to Increase the Number of
    Authorized Shares of Common Stock to 100 million..........................            23
  Proposal 2C: Approve Amendments to the Charter to Eliminate Class A Common
    Stock and Certain Other Outdated Provisions...............................            25
  Proposal 3: Approve 1997 Equity Plan........................................            25
  Proposal 4: Approve 1997 Executive Incentive Plan...........................            29
  Proposal 5: Approve 1997 Non-Employee Directors Equity Plan.................            31
  Proposal 6: Ratify Selection of Independent Auditors for 1997...............            35

INFORMATION ABOUT STOCKHOLDER PROPOSALS.......................................            36
APPENDIX A: Amended Certificate of Incorporation..............................   A-1 to A-16
APPENDIX B: AMBAC 1997 Equity Plan............................................   B-1 to B-10
APPENDIX C: AMBAC 1997 Executive Incentive Plan...............................    C-1 to C-5
APPENDIX D: AMBAC 1997 Non-Employee Directors Equity Plan.....................    D-1 to D-8

                       PROXY STATEMENT FOR THE AMBAC INC.
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

          We sent you this Proxy Statement and the enclosed proxy card because AMBAC's Board of Directors is soliciting your proxy to vote at the 1997 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to actually attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

          Today, we began sending this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card and our 1996 Annual Report to all stockholders of record at the close of business on March 21, 1997. On that record date, there were 34,878,061 shares of AMBAC common stock outstanding. AMBAC common stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

          Each share of AMBAC common stock that you own entitles you to one vote. The proxy card indicates the number of shares of AMBAC common stock that you own.

HOW DO I VOTE BY PROXY?

          Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

          If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

          - "FOR" the election of all six nominees for director,

          - "FOR" all amendments to the Charter,

          - "FOR" the 1997 Equity Plan, the 1997 Executive Incentive Plan and the 1997 Non-Employee Directors Equity Plan, and

          - "FOR" ratification of the selection of independent auditors for 1997.

          If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

          If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

          - You may send in another proxy with a later date.

          - You may notify AMBAC's Secretary in writing before the Annual Meeting that you have revoked your proxy.

          - You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

          If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 21, 1997, the record date for voting.

HOW DO EMPLOYEES IN THE AMBAC STOCK FUND VOTE BY PROXY?

          If you are an employee who participates in our Savings Incentive Plan ("SIP"), the SIP Trustee will send you a voting instruction card. This card indicates the number of shares of AMBAC common stock credited to your account under the SIP as of March 21, 1997.

          - If you sign and return the card on time, the SIP Trustee will vote the shares as you have directed.

          - If you do not sign and return the card on time, the SIP Trustee will vote the shares the same way it votes the majority of the shares it receives from employees with directions.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECT SIX
DIRECTORS                    The six nominees for director who receive the most
                             votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withheld" on your proxy card, your vote will not count either
                             "for" or "against" the nominee.

                             A "broker non-vote" (discussed below in this section) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

PROPOSALS 2A, 2B AND 2C:
APPROVE AMENDMENTS TO
CHARTER The affirmative vote of a majority of the outstanding shares of common stock is required to approve each of these amendments to our Charter. So, if you do not vote, or "abstain" from voting, it has the same effect as if you voted "against" an amendment.

PROPOSALS 3, 4 AND 5:
APPROVE 1997 PLANS           The affirmative vote of a majority of the votes
                             cast at the Annual Meeting is required to approve each of these plans. So, if you "abstain" from voting, it has the same effect as if you voted
                             "against" a proposal.

PROPOSAL 6:
RATIFY SELECTION
OF AUDITORS                  The affirmative vote of a majority of the votes
                             cast at the Annual Meeting is required to ratify the selection of independent auditors. So, if you
                             "abstain" from voting, it has the same effect as if you voted "against" this proposal.

THE EFFECT OF
BROKER NON-VOTES             Under the rules of the New York Stock Exchange, if
                             your broker holds your shares in its name, the broker will be entitled to vote your shares on both
                             Proposal 1 and Proposal 6 even if it does not receive instructions from you. Your broker is not entitled to vote on Proposals 2A, 2B, 2C, 3, 4 and
                             5 unless it receives instructions from you.

                             If your broker does not vote your shares on Proposals 3, 4 and 5, such "broker non-votes" do not count as "shares present." This means that a broker non-vote would reduce the number of affirmative votes that are necessary to approve each of these proposals.

                             For Proposals 2A, 2B, 2C and 6, a broker non-vote has the same effect as a vote "against" each of these proposals.

IS VOTING CONFIDENTIAL?

          We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspectors of Election (Citibank, N.A.) and certain employees of our independent tabulating agent (Kissel-Blake Inc.) examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

          AMBAC will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses. We have also retained Kissel-Blake Inc. to assist us in the distribution and solicitation of proxies. We have agreed to pay them a fee of approximately $9,500 plus out-of-pocket expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

          IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WE WILL SEND YOU ONE WITHOUT CHARGE. PLEASE WRITE TO:

                            INVESTOR RELATIONS
                            AMBAC INC.
                            ONE STATE STREET PLAZA
                            NEW YORK, NEW YORK 10004
                            ATTENTION: JOHN M. CATHEY, VICE PRESIDENT

OR CONTACT MR. CATHEY AT (212) 208-3490 OR AT JCATHEY@AMBAC.COM

                 INFORMATION ABOUT AMBAC COMMON STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF AMBAC?

          The following table shows, as of December 31, 1996, all persons we know to be beneficial owners (1) of more than five percent of AMBAC common stock. This information is based on Schedule 13G reports filed with the Securities and Exchange Commission (SEC) by each of the firms listed in the table below. If you wish, you may obtain these reports from the SEC.

                                                        NUMBER OF        PERCENT
                                                       SHARES OWNED      OF
      NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIALLY      CLASS

J.P. Morgan & Co. Incorporated(2)................        4,531,245       12.90%
       60 Wall Street
       New York, New York 10004

Harris Associates L.P.(2)........................        3,983,964       11.37%
Harris Associates Inc., General Partner
       Two North LaSalle Street, Suite 500
       Chicago, Illinois 60602

Pioneering Management Corporation................        3,367,200        9.63
       60 State Street
       Boston, MA 02114

Sanford C. Bernstein & Co., Inc..................        3,263,994        9.30
       One State Street Plaza
       New York, New York 10004

Liberty Investment Management, Inc...............        2,517,925        7.20
       2502 Rocky Point Drive, Suite 500
       Tampa, Florida 33607
  -                                                                     -

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own AMBAC common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

(2) Because AMBAC Indemnity Corporation ("AMBAC INDEMNITY"), our principal operating subsidiary, is a Wisconsin-domiciled insurance company, J.P. Morgan and Harris Associates L.P. were required to obtain approval from the Wisconsin Insurance Commissioner to acquire more than ten percent of our outstanding common stock. Ten percent ownership of AMBAC is considered to be indirect "control" of AMBAC Indemnity. In their requests for approval, both J.P. Morgan and Harris disclaimed any present intention to exercise control over AMBAC or AMBAC Indemnity or to control or attempt to control the management or operations of AMBAC or AMBAC Indemnity.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

          The following table shows, as of March 1, 1997, the AMBAC common stock owned beneficially by AMBAC directors and executive officers. Except for Mr. Lassiter, no director or executive officer owns beneficially 1% or more of the shares of AMBAC common stock. All directors and executive officers as a group own beneficially 2.52% of the shares of AMBAC common stock.

                                             SHARES          PERCENT                 TOTAL BENEFICIAL
                                          BENEFICIALLY         OF                        HOLDINGS
       NAME OF BENEFICIAL OWNER          OWNED(1)(2)(3)       CLASS       PSUS(4)    (INCLUDING PSUS)

Michael A. Callen.....................         5,633             --       2,172             7,805
Renso L. Caporali.....................         2,201             --         551             2,752
Richard Dulude........................         2,547             --       1,410             3,957
W. Grant Gregory......................         2,833             --       2,131             4,964
C. Roderick O'Neil....................         7,833             --          --             7,833
Phillip B. Lassiter...................       468,814           1.35%         --           468,814
Robert J. Genader.....................       161,594             --          --           161,594
Joseph V. Salzano.....................        48,351             --          --            48,351
W. Dayle Nattress.....................        19,728             --          --            19,728
Frank J. Bivona.......................        86,836             --          --            86,836
All directors and executive officers
  as a group (11 persons).............       877,474           2.52%      6,264           883,738

=
=
--------------------------------------------------------------------------------

(1) Except for Messrs. Lassiter and Genader, who share voting and investment power with their spouses, each of the directors and executive officers listed has sole voting and investment power over his shares.

(2) The number of shares shown for each director includes the 1,500 restricted shares of AMBAC common stock that were granted to each director at the annual meeting at which the director was first elected to the Board. These restricted shares will generally vest on the fifth anniversary of the date of grant. Each of the 1,500 restricted shares of Messrs. Callen, Dulude, Gregory and O'Neil will vest on May 18, 1997. Dr. Caporali's 1,500 restricted shares will vest on May 17, 2000. For more information on these
    restricted shares, see below at page   under "How We Compensate Directors."

(3) The number of shares shown for each executive officer includes the following shares that may be acquired upon exercise of stock options that were exercisable as of March 1, 1997, or that will become exercisable within 60 days after March 1: Mr. Lassiter -- 402,958 shares; Mr. Genader -- 144,078 shares; Mr. Salzano -- 47,226 shares; Mr. Nattress -- 15,000 shares; Mr. Bivona -- 81,660 shares; and all executive officers as a group -- 759,872 shares.

    The number of shares shown for each executive officer (and all executive officers as a group) also includes the number of shares of AMBAC common stock owned indirectly, as of March 1, 1997 by such executive officers in our Savings Incentive Plan (the "SIP"), as reported to us by the SIP Trustee.

    The number of shares shown for Messrs. Lassiter and Genader also include restricted stock units ("RSUS") that were awarded under the 1991 Stock Incentive Plan and have vested (but will not settle within 60 days after March 1, 1997): Mr. Lassiter -- 19,278 RSUs and Mr. Genader -- 5,037 RSUs.

(4) Those directors who have elected to defer their directors' compensation under AMBAC's Deferred Compensation Plan and have acquired phantom stock units ("PSUS") are shown in this column. For more information on this plan,
    see below at page   under "How We Compensate Directors."

          The Chief Executive Officer has established stock ownership guidelines for AMBAC's senior officers. This voluntary program sets certain stock ownership levels for senior officers to achieve over time to further align their interests with those of the stockholders. The guidelines provide for a maximum target of either a multiple of the senior officer's base salary (based on the market value of AMBAC common stock) or a fixed number of shares.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING IN 1996?

          Sections 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC on changes in their beneficial ownership of AMBAC common stock and to provide AMBAC with copies of the reports. Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for 1996.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

          The Board of Directors oversees the business and affairs of AMBAC and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), by reading reports and other materials that we send them and by participating in Board and Committee meetings.

          The Board held six meetings during 1996. The permanent and special committees of the Board held nine meetings. All of the directors attended at least 80% of the total number of meetings of the Board and of all committees of the Board on which they served. Each director also serves as a director of our principal operating subsidiary, AMBAC Indemnity Corporation, a leading triple-A rated insurance company.

THE COMMITTEES OF THE BOARD

          The Board has two permanent committees: the Audit Committee and the Compensation and Organization Committee. There is no nominating committee or any other committee that acts as a nominating committee. Our By-laws, however, provide a procedure for you to recommend candidates for director at an annual
meeting. For more information, see below at page      under "Information About
Stockholder Proposals."

THE AUDIT COMMITTEE          None of the directors who serve as members of the
                             Audit Committee are employees of AMBAC or of any of our subsidiaries.

                             The Committee makes recommendations to the Board regarding the independent auditors to be selected for ratification by the stockholders, approves the scope of the annual audit activities of the independent auditors and our internal auditors and reviews audit results.

                             Messrs. Callen, Dulude, Gregory, O'Neil and Dr. Caporali currently serve as members of the Committee. Mr. O'Neil serves as Chairman of the Committee.

                             The Committee met three times during 1996.

THE COMPENSATION AND
ORGANIZATION COMMITTEE       None of the directors who serve as members of the
                             Compensation and Organization Committee are employees of AMBAC or of any of our subsidiaries.

                             The Committee establishes and approves annual compensation for the executive officers, and reviews compensation and related arrangements with all other executives and highly-compensated officers. The Committee's Report on Executive Compensation for 1996 is printed below at pages
                                  to     .

                             The Committee administers the 1991 Stock Incentive Plan and has sole authority for awards under the Plan, including timing, pricing and amount. If approved at the Annual Meeting, the Committee will administer the 1997 Equity Plan and the 1997 Executive Incentive Plan. For more information on these proposed 1997 plans, see Proposals 3 and 4
                             below at pages      to      .

                             Messrs. Callen, Dulude, O'Neil and Dr. Caporali currently serve as members of the Committee. Mr. Dulude serves as Chairman of the Committee.

                             The Committee met four times during 1996.

HOW WE COMPENSATE DIRECTORS

ANNUAL FEE                   We compensate directors who are not employees of
                             AMBAC or any of our subsidiaries with a fee of $30,000 per year as follows:

                                  - we pay $20,000 in cash; and

                                  - we pay $10,000 in the form of shares of
                                    AMBAC common stock under our 1991
                                    Non-Employee Directors Stock Plan.

STOCK AWARD
EVERY FIVE YEARS             We also grant each non-employee director 1,500
                             restricted shares of AMBAC common stock at the annual meeting at which the director is first elected to the Board. These restricted shares
                             (which are subject to restrictions on transfer prior to vesting) will generally vest on the fifth anniversary of the date of grant. If the director remains on the Board after the first 1,500 restricted shares vest, we will award the director an additional 1,500 restricted shares, subject to similar vesting conditions and restrictions on transfer.

                             If you approve the 1997 Non-Employee Directors Equity Plan at the Annual Meeting, we will grant directors, in the future, 1,500 restricted stock units (instead of the 1,500
                             restricted shares) once every five years and 1,000 stock options (instead of $10,000 worth of common stock) each year. For a more detailed discussion, see Proposal 5, "Approval of 1997 Non-Employee
                             Directors Equity Plan" below at pages      to
                                  .

MEETING FEES                 We pay non-employee directors a fee of:

                                  - $750 for attendance at each meeting of
                                    stockholders and each Board meeting;

                                  - $500 for attendance at each committee
                                    meeting held at the same time as a
                                    stockholder or Board meeting; and

                                  - $750 for attendance at each committee
                                    meeting not held at the same time as a
                                    stockholder or Board meeting.

FEES FOR CHAIRING
A COMMITTEE                  We pay an annual fee of $1,500 to each non-employee
                             director who chairs a committee.

EXPENSES AND BENEFITS        We reimburse all directors for travel and other
                             related expenses incurred in attending stockholder, Board and committee meetings. We also provide non-employee directors with life and health insurance benefits.

SERVICE ON THE AMBAC
INDEMNITY BOARD              Although AMBAC Indemnity does not pay its
                             non-employee directors an annual fee for serving on its Board of Directors, it does pay them meeting fees (in the same amounts as we do for the AMBAC
                             Board) and reimburses all directors for expenses.

SERVICE ON AMBAC
TREASURERS TRUST (ATT)       Our affiliate, ATT, a registered investment
                             company, compensates AMBAC's non-employee directors who also serve as directors of ATT as follows:

                                  - an annual fee of $5,000;

                                  - fees of $750 for each board meeting attended
                                    and committee meeting attended; and

                                  - an annual fee of $1,000 for chairing a
                                    committee.

                             Mr. O'Neil is currently a trustee of ATT.

DIRECTORS WHO ARE
AMBAC EMPLOYEES              We do not compensate our employees or employees of
                             any of our subsidiaries for service as a director.
                             We do, however, reimburse them for travel and other related expenses.

THE DEFERRED
COMPENSATION PLAN            Under our Deferred Compensation Plan, non-employee
                             directors may elect to defer all or part of their director compensation (including both the annual fee and meeting fees) that is paid in cash. At the director's election, we credit deferrals to a bookkeeping account maintained on the director's behalf either as a cash credit (which we periodically credit with interest) or as a phantom stock unit ("PSU") based on the market value of AMBAC common stock (on which we quarterly pay dividend equivalents in additional PSUs). We do not fund the Deferred Compensation Plan. We settle accounts only in cash.

RELATED PARTY TRANSACTION WITH DIRECTOR

          On August 1, 1996, AMBAC retained the merchant banking firm of Gregory & Hoenemeyer, Inc., to serve as financial adviser in connection with our acquisition of Cadre Financial Services, Inc., an investment adviser, and its broker-dealer affiliate, Cadre Securities, Inc. W. Grant Gregory, one of our directors, is the Chairman and sole owner of this firm. We paid Mr. Gregory's firm $30,000 on August 1, 1996 and $215,000 on January 2, 1997, following the completion of our acquisition of Cadre Financial Services, Inc. We also reimbursed Mr. Gregory for his out-of-pocket expenses incurred in connection with the Cadre acquisition.

          As a result of his firm's engagement, Mr. Gregory did not stand for re-election to the Compensation and Organization Committee. However, after review, the Board concluded that Mr. Gregory could properly stand for re-election to the Audit Committee. The full Board (without Mr. Gregory voting) approved both the engagement of Mr. Gregory's firm and the Cadre acquisition.

THE EXECUTIVE OFFICERS

          These are the biographies of AMBAC's current executive officers, except for Mr. Lassiter, the Chief Executive Officer, whose biography is
included below at page    under "Nominees for Directors."

ROBERT J. GENADER Age    EXECUTIVE VICE PRESIDENT.  Mr. Genader has been an Executive Vice
50                       President of AMBAC since April 1991 and an Executive Vice President of AMBAC Indemnity since 1986, when he joined AMBAC Indemnity from
                         Citicorp. Mr. Genader has executive responsibility for AMBAC
                         Indemnity's Specialized Finance Division, which includes domestic and international structured finance underwriting. Mr. Genader has also served as a director of AMBAC Indemnity since August 1992.

JOSEPH V. SALZANO Age    EXECUTIVE VICE PRESIDENT.  Mr. Salzano has been an Executive Vice
40                       President of AMBAC and AMBAC Indemnity since June 1995. Mr. Salzano has executive responsibility for AMBAC Indemnity's Public Finance
                         Division. From January 1989 to January 1995, Mr. Salzano was First
                         Vice President, Associate General Counsel and Head of Legal
                         Underwriting of AMBAC Indemnity. He became a Senior Vice President in
                         January 1995. Mr. Salzano joined AMBAC Indemnity in March 1987 as a
                         Vice President and Assistant General Counsel.

FRANK J. BIVONA Age      SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER.  Mr.
41                       Bivona has been Treasurer of AMBAC since April 1991, was elected a
                         Senior Vice President in July 1992 and was named Chief Financial
                         Officer in January 1993. Mr. Bivona has executive responsibility for
                         AMBAC's financial management and control, treasury, tax and capital planning, rating agency relations, reinsurance, investor relations and public relations. Since 1987, Mr. Bivona has been Senior Vice
                         President, Chief Financial Officer and Treasurer of AMBAC Indemnity.
                         Mr. Bivona joined AMBAC Indemnity as Treasurer in 1986 from Citicorp.

RICHARD B. GROSS Age     SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY.  Mr. Gross has
49                       been Senior Vice President, General Counsel and Secretary of AMBAC
                         since April 1991 and a Senior Vice President of AMBAC Indemnity since
                         June 1991. Mr. Gross's position as AMBAC's chief legal officer includes executive responsibility for compliance and internal audit.
                         Mr. Gross joined AMBAC in 1991 from Citicorp. His last position at
                         Citicorp was as Senior Vice President and General Counsel, and a
                         director of Citicorp Insurance Group, Inc.

HOW WE COMPENSATE EXECUTIVE OFFICERS

          The tables on pages   through   show salaries and bonuses paid during
the last three years, options granted in 1996 and aggregate options exercised in 1996 for the Chief Executive Officer and our next four most highly compensated executive officers. Mr. Salzano did not become an executive officer until June 1995. Mr. Nattress is no longer an executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                      ANNUAL COMPENSATION        COMPENSATION AWARDS
                             ---------------------------------------------------
                                                               RESTRICTED   SECURITIES      ALL OTHER
    NAME AND PRINCIPAL                                           STOCK      UNDERLYING     COMPENSATION
         POSITION            YEAR    SALARY($)    BONUS($)     UNITS($)(1)  OPTIONS(#)        ($)(2)
PHILLIP B. LASSITER.......   1996    $ 530,000    $ 425,000    $ 200,000      40,000         $ 47,700
       Chairman, President   1995      500,000      400,000            0      65,000           45,000
       and Chief             1994      500,000      200,000            0      80,000           45,000
       Executive Officer
ROBERT J. GENADER.........   1996      275,000      340,000            0      25,000           24,750
       Executive Vice        1995      260,000      260,000            0      15,000           23,400
       President             1994      260,000      135,000            0      65,000           23,400
JOSEPH V. SALZANO.........   1996      215,000      200,000                   54,000           19,350
       Executive Vice        1995      189,077      140,000            0      19,000           17,017
       President
W. DAYLE NATTRESS.........   1996      235,000      210,000            0          --           21,150
       Chief Investment
       Officer               1995      235,000      135,000            0       8,000           21,150
                             1994      235,000      135,000            0      80,000           21,150
FRANK J. BIVONA...........   1996      225,000      170,000            0      15,000           20,250
       Senior Vice
       President,            1995      210,000      130,000            0      23,000           18,900
       Chief Financial
       Officer               1994      210,000      100,000            0      25,000           18,900
       and Treasurer
                         -      -            -            -            -
                                                                                 ---
--------------------------------------------------------------------------------------------------------

(1) For 1996, the Compensation and Organization Committee determined that Mr. Lassiter's bonus would be paid partly in cash and partly in restricted stock units (RSUs). The Committee determines what portion of an executive's annual cash bonus, if any, should to be paid in RSUs. The RSUs granted to Mr. Lassiter for 1996 vest on the anniversary date of grant. As dividends are paid on the common stock, dividend equivalents are accrued on RSUs as additional RSUs and vest according to the same schedule.

    The total number of RSUs held by the named officers as of December 31, 1996, and the total value of these RSUs (based on the $66.375 per share New York Stock Exchange closing price of the common stock on Tuesday, December 31,
    1996), were as follows: Mr. Lassiter -- 25,883 RSUs ($1,717,984); and Mr. Genader -- 5,037 RSUs ($334,331).

(2) The amounts which are in the column called "All Other Compensation" include the following amounts that we contributed to our Savings Incentive Plan (the "SIP") for the benefit of the named officers: Mr. Lassiter -- $13,500
    (1996), $13,043 (1995) and $13,615 (1994); Mr. Genader -- $12,322 (1996),
    $12,270 (1995) and

$12,270 (1994); Mr. Salzano -- $13,500 (1996), and $13,620 (1995); Mr.
Nattress -- $13,500 (1996), $13,417 (1995) and $13,610 (1994); and Mr.
Bivona -- $13,100 (1996), $13,378 (1995) and $13,620 (1994).

For 1994, the amounts which are in the column called "All Other Compensation" also include amounts that we were precluded from contributing to the SIP on behalf of the named officers because of limitations under the Internal Revenue Code. We instead paid these amounts to the named officers in cash:
    Mr. Lassiter -- $31,385: Mr. Genader -- $11,130; Mr. Nattress -- $7,540; and Mr. Bivona -- $5,280.

In October 1995, we adopted the AMBAC Inc. Nonqualified Savings Plan. We credit amounts that we are precluded from contributing to the SIP because of limitations under the Internal Revenue Code to accounts that we maintain under the Nonqualified Savings Plan. Accordingly, the amounts which are in the column called "All Other Compensation" also include the following amounts that we credited to the Nonqualified Savings Plan for 1996 and 1995 on behalf of the named officers: Mr. Lassiter -- $34,200 (1996) and $31,957
    (1995); Mr. Genader -- $12,428 (1996) and $11,130 (1995); Mr.
    Salzano -- $5,850 (1996) and $3,397 (1995); Mr. Nattress -- $7,650 (1996)
    and $7,733 (1995); and Mr. Bivona -- $7,150 (1996) and $5,522 (1995).

                           OPTION GRANTS DURING 1996

                                                                INDIVIDUAL GRANTS
                                  NUMBER OF            PERCENT OF
                                 SECURITIES              TOTAL                                           GRANT DATE
                             UNDERLYING OPTIONS     OPTIONS GRANTED        EXERCISE        EXPIRATION      PRESENT
           NAME                 GRANTED(#)(1)         TO EMPLOYEES      PRICE($/SH)(2)        DATE       VALUE($)(3)
Phillip B. Lassiter.......          40,000                 8.2%            $ 48.5625          4/23/03     $ 512,400
Robert J. Genader.........          25,000                 5.1%              48.5625          4/23/03       320,250
Joseph V. Salzano.........          54,000                11.1%              48.5625          4/23/03       691,740
Frank J. Bivona...........          15,000                 3.1%              48.5625          4/23/03       192,150

                                  ------------                                             -              ---
                                                    ----------          ------
------------------------------------------------------------------------------------------------------------------

(1) For 1996, all options awarded to the named executive officers by the Compensation and Organization Committee were long-term incentive awards granted on April 23, 1996. Except for Mr. Salzano's options, which vest in four equal installments (on the first, second, third and fourth anniversaries of the date of grant), each executive officer's options will vest in three equal installments (on the first, second and third anniversaries of the date of grant). Like all options granted in 1996, vesting is accelerated upon death or permanent disability. Generally, all of the executive officers' options will expire seven years from the date of grant or earlier if employment terminates.

(2) The exercise price per share is the fair market value of the common stock on the date of grant. We determine this by calculating the average of the high and low price of the AMBAC common stock on the New York Stock Exchange on the date of grant.

(3) We calculated these values by using the Black-Scholes stock option pricing model.

    The model, as we applied it, uses the grant date of April 23, 1996 and the fair market value on that date of $48.5625 per share as discussed above. The model also assumes (a) a risk-free rate of return of 6.32 % (which was the yield on a U.S. Treasury Strip zero coupon bond with a maturity that approximates the term of the option), (b) a stock price volatility of 16.29% (calculated using month-end closing prices of the AMBAC common stock on the New York Stock Exchange for the period beginning with March 31, 1992 and ending as of the end of the month preceding the grant date), (c) a constant dividend yield of 1.24% based on the quarterly cash dividend rate of 16.5 cents per share on the AMBAC common stock, and (d) an exercise date, on average, of 5 1/2 years after grant.

    WE DID NOT ADJUST THE MODEL FOR NON-TRANSFERABILITY, RISK OF FORFEITURE, OR VESTING RESTRICTIONS. THE ACTUAL VALUE (IF ANY) AN EXECUTIVE OFFICER RECEIVES FROM A STOCK OPTION WILL DEPEND UPON THE AMOUNT BY WHICH THE MARKET PRICE OF THE AMBAC COMMON STOCK EXCEEDS THE EXERCISE PRICE OF THE OPTION ON THE DATE OF EXERCISE. THERE CAN BE NO ASSURANCE THAT THE AMOUNT STATED AS "GRANT DATE PRESENT VALUE" WILL ACTUALLY BE REALIZED.

                    AGGREGATED OPTION EXERCISES DURING 1996
                           AND YEAR-END OPTION VALUES


                       SHARES                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                     ACQUIRED ON                       UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                      EXERCISE                            OPTIONS HELD AT                 HELD AT
        NAME             (#)      VALUE REALIZED($)     DECEMBER 31, 1996(#)      DECEMBER 31, 1996($)(1)
                                                     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
Phillip B.
  Lassiter..........    12,996       $328,376.43       333,792       128,333     $12,672,738   $ 2,872,983
Robert J. Genader...     4,548        114,916.59       103,517        65,833       3,390,343     1,414,263
Joseph V. Salzano...        --                --        23,394        72,331         680,660     1,370,711
W. Dayle Nattress...     8,000        200,000.00        63,000        48,000       1,526,875     1,177,625
Frank J. Bivona.....        --                --        58,911        44,249       1,925,341       981,116

--------------------------------------------------------------------------------
(1) This valuation represents the difference between $66.375, the closing price of the AMBAC common stock on the New York Stock Exchange on Tuesday, December 31, 1996, and the exercise price of the stock options. "In-the-money" stock options are options for which the exercise price is less than the market price of the underlying stock on a particular date.

                                THE PENSION PLAN

          AMBAC's Pension Plan is a defined benefit pension plan intended to be tax-qualified under Section 401(a) of the Internal Revenue Code.

          - In general, officers and employees of AMBAC and its subsidiaries (except AMBAC Connect Inc. and certain employees of Cadre Financial Services, Inc.) become participants in the Pension Plan after one year of service. All executive officers participate in the Pension Plan. Non-employee directors of AMBAC and our subsidiaries are not eligible to participate in the Pension Plan.

          - Benefits under the Pension Plan vest after five years. Upon normal retirement at age 65, a retired employee receives an annual pension from the Pension Plan, subject to a statutory limit. The Pension Plan also contains provisions for early retirement and survivor benefits.

          The following table below illustrates the annual pension benefits payable to executive officers under the Pension Plan. The table also reflects the excess and supplemental benefit plans that we have established to provide retirement benefits over Internal Revenue Code limitations. We calculated the benefits before offsetting (a) an employee's primary Social Security benefit and
(b) benefits payable under the retirement plan of Citibank, N.A., AMBAC's former parent corporation (the "Citibank Plan"). Since benefits shown in the table reflect a straight life form of annuity benefit, if payment is made in the form of a joint and survivor annuity, the annual amounts of benefit could be substantially below those illustrated.

                                                   YEARS OF SERVICE
                    ------------------------------------------------------------------------------
        AVERAGE
        COVERED
   COMPENSATION           10           15           20           25           30           35
    ----------------------------------------------------------------------------------------------
    $  100,000      $ 20,000     $ 27,000     $ 32,000     $ 37,000     $ 42,000     $ 47,000
       200,000        40,000       54,000       64,000       74,000       84,000       94,000
       500,000       100,000      135,000      160,000      185,000      210,000      235,000
     1,000,000       200,000      270,000      320,000      370,000      420,000      470,000
     1,500,000       300,000      405,000      480,000      555,000      630,000      705,000

=
=
=

SERVICE FROM 1992            For service on or after January 1, 1992, the annual
                             retirement benefit is equal to 1% (without an offset for any Social Security benefits) of an employee's Average Compensation (as described in the next sentence) multiplied by the employee's years of credited service. "Average Compensation" is defined, generally, as average annual base salary (which, in the case of executive officers identified in the Summary Compensation Table, is the amount shown under the column called "Salary") for the five highest paid of the ten years of employment preceding retirement.

SERVICE BEFORE 1992          For service prior to January 1, 1992, the annual
                             retirement benefit is equal to 2% (with an offset for Social Security benefits) of an employee's
                             Average Compensation (determined as if the employee retired on December 31, 1991) multiplied by years of credited service up to 30.

YEARS OF SERVICE             The years of credited service under the Pension
                             Plan (including credit for years of past service under the Citibank Plan) as of December 31, 1996 for executive officers named in the Summary
                             Compensation Table were as follows: Mr.
                             Lassiter -- 27 years, Mr. Genader -- 22 years, Mr.
                             Salzano -- 10 years, Mr. Nattress -- 9 years and
                             Mr. Bivona -- 19 years. The benefits payable under the Pension Plan to employees who receive credit for years of past service under the Citibank Plan will be reduced by the amount of any benefits payable under the Citibank Plan.

                             In view of the change in the formula for determining benefits under the Pension Plan that became effective as of January 1, 1992 (the "Transition Date"), we prepared the above table assuming twelve years of credited service prior to the Transition Date. Twelve years is the approximate average period of credited service under the Pension Plan (including, where applicable, years of credited service under the Citibank Plan) as of the Transition Date for the executive officers named in the Summary Compensation Table. We further assumed that periods of credited service in excess of twelve years were rendered after the Transition Date.

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

          AMBAC's employment agreement with Mr. Lassiter provides that he shall serve as the Chairman and Chief Executive Officer and a director. The agreement has a rolling two-year term until AMBAC or Mr. Lassiter terminates it. Mr. Lassiter is to receive base salary at a rate of not less than $410,000 per annum and participate in bonus arrangements under which he is eligible to earn an annual bonus based on AMBAC's achieving certain performance goals to be established by the Board.

          Mr. Lassiter has a supplemental pension benefit that will be based on the benefit formula of the Pension Plan that was in effect until the end of 1991. But the formula will take into account his bonus compensation (including that portion of his bonus paid in RSUs) and will be determined without giving effect to provisions of the Internal Revenue Code that limit the amount of compensation that may be taken into account in calculating benefits and the amount of annual benefits that may be paid. Mr. Lassiter's supplemental pension benefit will be reduced, however, to take account of enhancements in AMBAC's contributions to the SIP that we introduced in 1992.

          If Mr. Lassiter's employment is terminated other than for Cause (as defined below), or if he resigns for Good Reason (as defined below), Mr. Lassiter will:

          - continue to receive, for the remainder of the term, compensation at an annualized rate equal to the sum of his base annual salary and target bonus at the time of termination;

          - be fully vested in all awards under the 1991 Stock Incentive Plan;

          - receive a lump-sum payment equal to the amount that we would have contributed to his account under the SIP and any nonqualified plan we maintained during the two years following termination;

          - be credited with an additional two years of service under the Pension Plan; and

          - continue to participate in all AMBAC medical and other welfare plans for a limited time following termination.

          The amount payable to Mr. Lassiter following a termination would be reduced by any compensation paid to him by any party unrelated to AMBAC for services he performs, other than service as a director. Following a "Change in Control" (as defined below), this reduction would apply only to amounts in excess of one year of compensation (at the rates described above). Mr. Lassiter will also be subject to certain restrictions under an agreement prohibiting him from engaging in competition with AMBAC or any of our subsidiaries (except that these restrictions will not apply following a Change in Control) and from divulging any confidential or proprietary information he obtained while he was our employee.

            MANAGEMENT RETENTION AGREEMENTS WITH EXECUTIVE OFFICERS

          We have entered into management retention agreements with each of our executive officers, including the executives (other than Mr. Lassiter) named in the Summary Compensation Table. If there is a Change in Control (as defined below) and, within two years of the Change in Control, the executive's employment is terminated by AMBAC or its successor other than for Cause (as defined below), or if the executive resigns for Good Reason (as defined below), the executive will:

          - receive cash payments equal to two times the sum of (a) the executive's highest annual base salary and (b) the product of the executive's highest bonus percentage (as a percentage of base salary) times his highest base salary (such sum being the "Reference Amount"). We will reduce amounts in excess of one times the Reference Amount by any compensation the executive earns from a subsequent employer unrelated to AMBAC;

          - be fully vested in all stock options and other awards under the 1991 Stock Incentive Plan;

          - receive a lump-sum payment equal to the amount that we would have contributed to the executive's account under the SIP and any nonqualified plan we maintained during the two years following termination;

          - be credited with an additional two years of service under the Pension Plan; and

          - continue to participate in AMBAC's medical and other welfare benefits programs for a limited time following termination.

                                  DEFINITIONS

          The following definitions are used in the agreements described above:

          - A "CHANGE IN CONTROL" generally includes (a) the acquisition by an individual, entity or group ("PERSON") of beneficial ownership of 20% or more of the common stock then outstanding, except for acquisitions by AMBAC and its affiliates or any employee benefit plan that they sponsor and certain acquisitions by persons who owned at least 15% of the outstanding shares of common stock on January 31, 1996 or (b) the individuals who, as of January 29, 1997, constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such members or their successors whose election was so approved or recommended, cease for any reason to constitute at least a majority of the Board.

          - "CAUSE" for an executive's termination generally includes: (a) the willful commission of acts that are dishonest and demonstrably and materially injurious to AMBAC, monetarily or otherwise; (b) the conviction of certain felonies; or (c) a material breach of any of the executive's agreements concerning confidentiality and proprietary information.

          - An executive will generally have "GOOD REASON" to terminate his employment if (a) there is substantial adverse change in the executive's duties or responsibilities, (b) the executive is required to relocate more than 25 miles, or (c) if AMBAC fails to honor its obligations under the agreement.

                   ARRANGEMENT WITH FORMER EXECUTIVE OFFICER

          On February 26, 1997, W. Dayle Nattress, an executive officer named in the Summary Compensation Table, resigned as Chief Investment Officer and Division Executive for the Financial Services Division. We are currently negotiating a severance arrangement with Mr. Nattress. We will include any agreement we reach with Mr. Nattress as an exhibit to our next quarterly report filed with the SEC.

REPORT ON EXECUTIVE COMPENSATION FOR 1996 BY
THE COMPENSATION AND ORGANIZATION COMMITTEE

          The Compensation and Organization Committee of the Board administers AMBAC's executive compensation program. The members of the Committee are independent non-employee, non-affiliated directors. The Committee has furnished the following report on executive compensation for 1996:

                       EXECUTIVE COMPENSATION PHILOSOPHY

          The Committee has designed AMBAC's executive compensation program to support what we believe to be an appropriate relationship between executive pay and the creation of stockholder value. To emphasize equity incentives, we link a significant portion of executive compensation to the market performance of AMBAC common stock. The objectives of our program are:

          - To support a pay-for-performance policy that differentiates bonus amounts among all executives based on both their individual performance and the performance of AMBAC;

          - To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the market value of AMBAC's common stock;

          - To provide compensation comparable to that offered by other leading companies in our industry, enabling AMBAC to compete for and retain talented executives who are critical to our long-term success; and

          - To motivate key executives to achieve strategic business initiatives and to reward them for their achievement.

          We compensate our executives through base salary, bonus paid in cash (or a combination of cash and restricted stock units), and long-term incentive awards (usually grants of stock options).

          We also provide our executives with employee benefits, such as retirement and health benefits, and a voluntary deferred compensation arrangement, similar to those typically offered to executives by the corporations with which we compete for talent. AMBAC has also entered into management retention agreements with our executive officers to provide for certain payments and other benefits if they are terminated following a change in control of AMBAC. (These agreements, and the employment agreement with AMBAC's Chief Executive Officer, which includes comparable change in control provisions, are discussed elsewhere in the Proxy Statement.)

                             BASE SALARIES FOR 1996

          GENERAL. The Committee annually reviews the base salaries of our executives to determine if adjustments are appropriate to ensure that their salaries are competitive and that they reflect the executive's increased responsibilities as AMBAC grows.

          In conducting our review for 1996, the Committee considered comparative data prepared by both AMBAC's senior human resources officer and by Frederic W. Cook & Co., Inc., the Committee's outside consultant for executive compensation. The comparison group we chose for compensation purposes (the "COMPARISON GROUP") consisted of companies in the financial guarantee insurance industry and some, but not all, of the other insurance companies that are included in the Investor's

Business Daily Insurance Multi-Line Index. We use that index in the performance graph that follows this Report in the Proxy Statement. We obtained data for the Comparison Group from a number of sources, including proxy statements, public information available from regulatory agencies and surveys by consulting firms. We used this comparative data as a benchmark in reaching our own determination of what were appropriate salary levels for our executives. For executives other than the Chief Executive Officer, we also considered the recommendations of Mr. Lassiter, AMBAC's Chairman, President and Chief Executive Officer.

          BASE SALARIES OF THE EXECUTIVES. The Committee accepted Mr. Lassiter's recommendation to increase the base salaries of only certain of AMBAC's executives. The Committee notes, however, that while it increased the salaries of our executives (excluding the Chief Executive Officer) by an average of approximately 4% for 1996, the base salaries of our executives (excluding the Chief Executive Officer) were still generally at or below the median for salaries of executives in the Comparison Group.

          BASE SALARY OF THE CHIEF EXECUTIVE OFFICER. The Committee increased the base salary of Mr. Lassiter for 1996 by 6%, from $500,000 to $530,000. In considering Mr. Lassiter's base pay, we reviewed the comparative data and applied the same criteria that we applied to the other executives. The Committee again targeted Mr. Lassiter's base salary to be in the top quarter for salaries of chief executive officers in the Comparison Group.

                          BONUS COMPENSATION FOR 1996

          GENERAL. The total amount of bonus compensation that the Committee paid to executives was based upon AMBAC's success in the nine performance categories that we had identified at the beginning of 1996. The nine categories were:

                     - return on equity,

                     - net income growth,

                     - total return to stockholders,

                     - expense management,

                     - risk management of the business portfolio,

                     - market share,

                     - industry leadership,

                     - new products, and

                     - organizational development.

          In January 1997, the Committee evaluated AMBAC's performance during 1996 under each of these nine categories. We did not weight the categories but instead arrived at an overall "grade" for corporate performance. We determined AMBAC's overall performance to be very good based on its particularly strong performance in the categories of return on equity, net income growth, total return to stockholders, new products, and risk management.

         BONUS COMPENSATION FOR THE EXECUTIVES. The Committee awarded bonus compensation for 1996 to each executive based on the executive's scope of responsibility, and the specific contributions made by the executive to AMBAC's performance overall and to the performance within the executive's area of responsibility. We again considered the Chief Executive Officer's recommendations and also took into account the comparative data. Overall, bonuses for our executives remained generally at or near the median for executives in the Comparison Group.

         BONUS COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. For 1996, the Committee determined that Mr. Lassiter's contributions to AMBAC's performance in the nine categories warranted a bonus of $625,000. The Committee determined that $425,000 should be paid in cash and $200,000 should be paid in the form of restricted stock units (RSUs). We decided that the RSUs should vest over one year, subject to forfeiture if the CEO were to leave AMBAC or were terminated for cause prior to vesting. Because the Committee was impressed with AMBAC's and Mr. Lassiter's performance, we decided to grant him a bonus with approximately the same high overall value as 1995 (using our Black-Scholes model to value the stock options that we awarded him as part of his 1995 bonus) but to significantly increase the cash component.

                       LONG-TERM INCENTIVE AWARDS IN 1996

         We provide long-term incentive awards for executives by granting stock options under the 1991 Stock Incentive Plan. The Committee believes that the granting of stock options helps align the interests of its top executives with stockholders because these executives receive value only if the market value of the common stock increases. To increase the importance of creating stockholder value over the shorter term, we decided to limit the term of the stock options to seven years. The size of the stock options awarded as long-term incentives in 1996 to executives (including the award to Mr. Lassiter) were in the top quarter of recent awards given by companies within the Comparison Group.

             LIMITS TO TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Under Section 162(m) of the Internal Revenue Code, AMBAC is generally precluded from deducting compensation in excess of $1 million per year for its Chief Executive Officer and any of its next four highest-paid executive officers, unless the payments are made under qualifying performance-based plans. This tax provision had no affect on AMBAC in 1996.

         In January 1997, the Board adopted, subject to your approval at the Annual Meeting, the 1997 Executive Incentive Plan. Under the Plan, we will award executive officers that we select a bonus conditioned upon their attaining objective performance criteria that we establish. For 1997, the only executive officer that we selected for the Plan was Mr. Lassiter.

         The Committee generally intends to pursue a strategy of maximizing the deductibility of the compensation paid to executives. This includes applying the 1997 Executive Incentive Plan to executives whose compensation for a given year can reasonably be expected to exceed $1 million. However, the Committee intends to maintain the flexibility to take actions that we consider to be in the best interests of AMBAC and our stockholders and which may be based on considerations in addition to tax deductibility.

                                          THE COMPENSATION AND ORGANIZATION
                                          COMMITTEE:

                                          Richard Dulude, Chairman
March 25, 1997                            Michael A. Callen
                                          Renso L. Caporali
                                          C. Roderick O'Neil

PERFORMANCE GRAPH

          The graph below compares the performance of AMBAC common stock with that of the Standard & Poor's 500 Stock Index and the Investor's Business Daily Insurance Multi-Line Index. The graph assumes that you invested $100 in AMBAC common stock and in each index on December 31, 1991, and that all dividends were reinvested.

              COMPARISON OF FIVE-YEAR TOTAL RETURN TO STOCKHOLDERS

       MEASUREMENT PERIOD                                                    IBD INSURANCE-
      (FISCAL YEAR COVERED)               AMBAC              S&P 500           MULTI-LINE
1991                                       100                 100                 100
1992                                     124.3               107.6               126.6
1993                                     122.6               118.5               126.2
1994                                     110.1                 120               109.9
1995                                     140.5               165.1               162.5
1996                                     201.3               203.1               170.2

          If you had invested $100 in AMBAC common stock at the time of our Initial Public Offering (July 18, 1991), your investment would have grown to $353.00 by the end of 1996. This compares with a $100 investment growing to only $222.70 in the S&P 500 Index and to $214.60 in the IBD Insurance Multi-line Index. We assumed that all dividends were reinvested, as we did for the five-year performance graph displayed above.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1: ELECT SIX DIRECTORS

          The Board has nominated six directors for election at the Annual Meeting. Each nominee is currently serving as one of our directors. If elected, nominees will hold office until the next annual meeting or until their successors have been elected.

          As noted above, each nominee also serves as a director of AMBAC Indemnity and one of our directors, Mr. O'Neil, serves on the Board of Trustees of our affiliate, AMBAC Treasurers Trust.

          We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES FOR
                                   DIRECTOR.

                                    NOMINEES

PHILLIP B. LASSITER             CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF AMBAC
Age 53                          AND AMBAC INDEMNITY SINCE APRIL 1991 AND PRESIDENT SINCE
Director since                  AUGUST 1992.  Mr. Lassiter joined AMBAC from Citibank, where
1991                            he was a member of the 1991 Policy Committee, Finance
                                Committee, Deputy Sector Head for Citibank's North American
                                investment and corporate banking activities, and Citibank's institutional insurance activities, which, at the time,
                                included AMBAC Indemnity. Mr. Lassiter also serves as a
                                director of Diebold Inc. and HCIA Inc.

MICHAEL A. CALLEN               SPECIAL ADVISOR, NATIONAL COMMERCIAL BANK, JEDDAH, KINGDOM OF
Age 56                          SAUDI ARABIA (BANKING) SINCE APRIL 1993.  Mr. Callen was an
Director since                  independent consultant from January 1992 until June 1993, and
1991                            an Adjunct Professor at Columbia University Business School
                                during 1992. He was a director of Citicorp and Citibank and a
                                Sector Executive for Citicorp from 1987 until January 1992.
                                Mr. Callen also serves as a director of Intervest Corporation of New York and Intervest Bancshares Corporation.

DR. RENSO L. CAPORALI           SENIOR VICE PRESIDENT OF RAYTHEON COMPANY (ELECTRONICS,
Age 64                          AIRCRAFT, ENGINEERING, CONSTRUCTION AND APPLIANCES) SINCE
Director since                  APRIL 1995.  Dr. Caporali retired in June 1994 as Chairman
1995                            and Chief Executive Officer of Grumman Corporation (defense and aerospace). He was Chairman and Chief Executive Officer of Grumman Corporation from July 1990 until June 1994 and
                                Vice Chairman of Grumman Corporation from 1988 to July 1990.
                                Dr. Caporali also serves as a director of Long Island
                                Lighting Company.

RICHARD DULUDE                  RETIRED IN APRIL 1993 AS VICE CHAIRMAN OF CORNING
Age 64                          INCORPORATED (DIVERSIFIED MANUFACTURING).  Mr. Dulude was
Director since                  Vice Chairman of Corning Incorporated from November 1990 to
1992                            April 1993 and Group President from 1983 until 1990. Mr.
                                Dulude also serves as a director of Raychem Corporation,
                                Landec Corporation and HCIA Inc.

W. GRANT GREGORY                CHAIRMAN OF GREGORY & HOENEMEYER, INC. (MERCHANT BANKING
Age 56                          FIRM) SINCE 1988.  Mr. Gregory retired in 1987 as Chairman of
Director since                  the Board of Touche Ross & Co. (accounting firm). Mr. Gregory
1991                            also serves as a director of InaCom Corp., Renaissance Hotel
                                Group N.V. and HCIA Inc.

C. RODERICK O'NEIL              CHAIRMAN, O'NEIL ASSOCIATES (FORMERLY GREENSPAN O'NEIL ASSO-
Age 66                          CIATES) (INVESTMENT AND FINANCIAL CONSULTING FIRM) SINCE
Director since                  1984. Mr. O'Neil also serves as a director of Fort Dearborn
1991                            Income Securities, Inc., Beckman Instruments, Inc. and AMBAC
                                Treasurers Trust.

PROPOSALS 2A, 2B AND 2C: APPROVE AMENDMENTS TO THE CHARTER

          We are seeking your approval to amend our Restated Certificate of Incorporation ("Charter") to:

          - change our name (PROPOSAL 2A)

          - increase the number of authorized shares of common stock (PROPOSAL
2B)

          - eliminate the Class A common stock and certain other outdated provisions (PROPOSAL 2C)

          The Board adopted each of these amendments to the Charter on January 29, 1997, subject to your approval at the Annual Meeting.

          We have summarized below the reasons why you should approve each of the proposed amendments. Before you decide how to vote, however, you should read the complete Charter, which we have included as Appendix A. We have marked Appendix A to show the proposed additions and deletions.

PROPOSAL 2A: APPROVE AMENDMENT TO THE CHARTER TO CHANGE OUR NAME TO AMBAC
             FINANCIAL GROUP, INC.

          We propose to amend Article I of the Charter to change our name from "AMBAC INC." to "AMBAC FINANCIAL GROUP, INC." We believe that a change in the name of the company is desirable to more accurately reflect the nature of our business and our plans for the future.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE CHARTER
               TO CHANGE OUR NAME TO AMBAC FINANCIAL GROUP, INC.

PROPOSAL 2B: APPROVE AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF
             AUTHORIZED SHARES OF COMMON STOCK TO 100 MILLION.

          We propose to amend Article IV of the Charter to increase the number of authorized shares of common stock from 50 million shares to 100 million shares.

          - As of the Record Date, there were 34,878,061 shares of common stock issued and outstanding and 298,976 shares of common stock reserved for issuance under our employee benefit plans. Only an additional 12,435,467 authorized but unissued and unreserved shares of common stock are available for issuance under the present Charter.

          - Our proposed amendment increases the number of authorized shares of common stock by 50 million shares. The additional shares, if issued, would have the same rights and privileges as the shares of common stock now outstanding. The Board has no present plans, agreements, commitments or understandings regarding the issuance of these proposed additional shares.

          - We believe that the proposed increase is in the best interests of AMBAC and our stockholders because sufficient shares should be readily available to the Board for issuance in connection with stock splits and stock dividends, implementation of employee benefit plans, offer of shares for cash, mergers and acquisitions, and other proper business purposes.

            -- By having additional shares readily available for issuance, the
               Board will be able to act expeditiously without spending the time and incurring expense of soliciting proxies and holding a special meeting of stockholders.

            -- The Board believes that it is important to have the flexibility to act promptly to meet future business needs. For example, today, if the Board determined that a stock split were advisable to enhance your liquidity, the Board would not have sufficient authorized shares available to effect a split.

            -- However, the Board may issue additional shares of common stock without further action on your part, only if the action is permissable under law and the rules of the stock exchange on which the AMBAC common stock is listed. For example, today, the New York Stock Exchange rules would require your approval if the Board desired to make a stock acquisition which would result in an increase of 20% or more in the number of shares of AMBAC common stock outstanding.

          - Although we do not view an increase in the number of authorized shares as an anti-takeover measure, SEC rules require us to disclose all Charter, By-law and other provisions that could have an anti-takeover effect. These include:

            -- under our Charter, the Board has authority to issue one or more series of preferred stock up to a maximum of approximately 3.5 million shares presently available;

            -- under our By-Laws, only the Chairman, the President or the
               Secretary may call a special meeting of stockholders;

            -- under our By-Laws, stockholders must give advance written notice
               (not less than 60 days nor more than 90 days prior to the annual meeting) of any nominations for director or other action to be proposed at an annual meeting; and

            -- our stockholders rights plan could have a deterrent effect against a hostile takeover of AMBAC.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE CHARTER
  TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100 MILLION.

PROPOSAL 2C: APPROVE AMENDMENTS TO THE CHARTER TO ELIMINATE CLASS A COMMON STOCK
             AND CERTAIN OTHER OUTDATED PROVISIONS.

          We propose to amend Articles III, IV, V, VI, VII, IX and XII of the Charter to eliminate the provisions authorizing the Class A Common Stock and the other provisions which were previously included to accommodate the ownership of our common stock and Class A Common Stock by Citibank, N.A.

          AMBAC was formed in April 1991 by Citicorp Financial Guaranty Holdings, Inc., a wholly owned subsidiary of Citibank, N.A., a national banking association. As an operating subsidiary of a national bank, we were subject, in general, to all provisions of federal banking laws and regulations. Therefore, Citibank drafted our Charter to ensure that we would be subject to all bank regulatory requirements applicable to an operating subsidiary of a national bank.

          Since Citibank no longer retains ownership of our common stock or Class A common stock, and there are no longer any shares of Class A common stock outstanding, the proposed amendments eliminate the Class A common stock and the other provisions previously included as a result of Citibank's ownership.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS TO THE CHARTER TO ELIMINATE CLASS A COMMON STOCK AND CERTAIN OTHER OUTDATED PROVISIONS.

PROPOSAL 3: APPROVE 1997 EQUITY PLAN

          We are asking for your approval of the 1997 Equity Plan. The Board adopted the Equity Plan on January 29, 1997, subject to your approval at the Annual Meeting.

          The Equity Plan replaces the 1991 Stock Incentive Plan. If you approve the Equity Plan at the Annual Meeting, we will make no further awards under the 1991 Stock Incentive Plan.

          We have summarized below certain material provisions of the Equity Plan. Because it is a summary, it may not contain all the information that is important to you. Before you decide how to vote, you should review the full text of the Equity Plan, which we have included as Appendix B.

                           DESCRIPTION OF EQUITY PLAN

PURPOSES AND ELIGIBILITY     The purposes of the Equity Plan are to attract,
                             retain and motivate key employees, to compensate them for their contributions to our growth and profits and to encourage them to own AMBAC common stock. The Equity Plan authorizes the issuance of certain awards to such individuals. We estimate that as of March 21, 1997, approximately 210 individuals are eligible to participate in the Equity Plan.

SHARES AVAILABLE
  -- OVERALL LIMIT           A total of 2.75 million shares of common stock
                             (plus the number of shares remaining under the 1991
                             Stock Incentive Plan) are authorized for issuance under the Equity Plan. As of March 21, 1997, a total of 292,105 shares remains available for awards under the 1991 Stock Incentive Plan. We will adjust the number of shares available for issuance under the Equity Plan if there are changes in our capitalization, a merger, or a similar transaction. We may issue new shares or treasury shares or both. (Treasury shares are shares that were previously issued and outstanding which AMBAC has repurchased and is holding in its treasury.)

SPECIAL LIMITS               In addition to the overall share limit, two special
                             limits apply:

-- STOCK AWARD LIMIT         (1) The maximum number of shares that may be issued
                                 in the form of stock awards, or upon settlement of restricted stock units or other stock-based awards, is 800,000 shares. Any stock-based awards that are issued instead of cash compensation, or in satisfaction of any other obligation owed by AMBAC to an employee, will not be counted against this limitation.

-- INDIVIDUAL EMPLOYEE
   LIMIT ON STOCK OPTIONS    (2) The number of stock options and stock
                                 appreciation rights that may be awarded to any eligible individual in any year is limited to 200,000 shares (with a carryover of any unused portion to future years). This maximum individual employee limit is required to satisfy Section 162(m) of the Internal Revenue Code.

ADMINISTRATION               The Compensation and Organization Committee of the
                             Board will administer the Equity Plan, select participants from among eligible employees, and determine the form, terms and conditions of awards.
                             Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to an administrator consisting of one or more members of the Committee or one or more officers of AMBAC.

AWARDS
-- GENERALLY                 The Equity Plan authorizes the following awards
                             based upon AMBAC common stock: stock options, stock appreciation rights, stock awards, restricted stock units, performance units and other forms of equity-based or equity-related awards that the Committee determines to be consistent with the purposes of the Equity Plan and the interests of AMBAC.

                             The Committee will determine vesting,
                             exercisability, payment and other restrictions that apply to an award. (Vesting means the individual has the right to the award.) The minimum vesting for any stock option is one year. The Committee will also have authority to determine the effect, if any, that an employee's termination or a change in control of AMBAC will have on an award.

                             The Plan terminates in seven years. This means that if you approve the Equity Plan at the Annual Meeting, no awards will be permitted to be made under the Plan after May 14, 2004.

-- STOCK OPTIONS             Stock options may be either nonqualified or
                             incentive stock options (within the meaning of Section 422 of the Internal Revenue Code).

                             The Committee may issue stock options at an exercise price no less than the fair market value of AMBAC common stock on the date of grant (subject to a limited exception for options assumed in connection with the acquisition of another company).

                             The exercise price of a stock option may be paid in cash or previously owned stock or both. Stock options may also be exercised through a "cashless exercise" procedure. This allows employees to sell immediately some or all of the shares to generate sufficient cash to pay the exercise price of the stock option and/or to satisfy withholding tax obligations.

                             The Committee will fix the term of a stock option upon grant, but the term may be no longer than ten years.

-- STOCK APPRECIATION
   RIGHTS Stock appreciation rights entitle an employee to receive the excess, if any, of the fair market value on the date of exercise over the exercise price. The Committee must issue stock appreciation rights at no less than at the fair market value of the common stock on the date of grant. At the discretion of the Committee, the Committee may make payments to an employee upon exercise of a stock appreciation right in cash, shares of common stock or both.

                             The Committee may grant stock appreciation rights alone or together with stock options.

                             The Committee has not awarded stock appreciation rights in the past and has no current intention of making such awards in the future.

-- STOCK AWARDS              Stock awards consist of one or more shares of
                             common stock granted to a participant for no consideration other than the provision of services
                             (or, if required by law, payment of the par value of the shares). Stock awards may be subject to restrictions on transfer and subject to vesting conditions, as the Committee may determine.

-- RESTRICTED STOCK UNITS    A restricted stock unit (RSU) represents the right
                             of the participant to receive one share of common stock, subject to the terms and conditions established by the Committee. When these terms and conditions are satisfied, restricted stock units will be payable, at the discretion of the Committee, in cash, shares of common stock or both.

-- PERFORMANCE UNITS         Performance units may be granted as fixed or
                             variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine. Performance units will be payable, at the discretion of the Committee, in cash, shares of common stock or both.

-- OTHER AWARDS              The Committee has the authority to specify the
                             terms and provisions of other forms of equity-based or equity-related awards not described above which the Committee determines to be consistent with the purposes of the Equity Plan and the interests of AMBAC. These awards may provide for cash payments based in whole or in part on the value or future value of common stock, for the acquisition or future acquisition of common stock, or both. Other awards may include cash payments based on one or more criteria determined by the Committee which are unrelated to the value of common stock.

AMENDMENT                    We may amend or terminate the Equity Plan at any
                             time. However, we must obtain stockholder approval to increase the maximum number of shares issuable, or to reduce the exercise price of a stock option or stock appreciation right. Also, we may not amend or terminate the plan if it adversely affects an employee's rights with respect to previously-granted awards without the employee's consent.

STOCK PRICE                  On March 21, 1997, the closing price of AMBAC
                             common stock on the New York Stock Exchange was $66.00.

                               NEW PLAN BENEFITS

          As of the date of this Proxy Statement, we have made no awards under the Equity Plan. Since awards will be authorized by the Committee in its sole discretion, it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future. Stock options have been awarded in 1996 under the 1991 Stock Incentive Plan. Information about these stock options awarded to the executive officers named in
the Summary Compensation Table appears at page   above.

          The following table provides additional information about stock options awarded in 1996 under the 1991 Stock Incentive Plan:

                                                    DOLLAR          NUMBER OF SHARES COVERED
              NAME AND POSITION                    VALUE(1)             BY STOCK OPTIONS
  All executive officers as a group (6
  persons)....................................      $1,870,260               146,000

  All employees, including all current
     officers who are not executive officers,
     as a group...............................      $3,459,661               270,075

(1) We calculated the values using the Black-Scholes stock option pricing model that we modified to take dividends into account. We used the same assumptions in the calculation as those set forth at footnote 3 under
    "Option Grants During 1996" above at page   .

                        FEDERAL INCOME TAX CONSEQUENCES

          The following discussion addresses certain federal income tax consequences of the issuance and exercise of stock options under the Equity Plan. Because state tax treatment is subject to individual state laws, we did not include it in this discussion.

NONQUALIFIED STOCK
OPTIONS Upon the grant of a nonqualified stock option, the employee will not recognize taxable income and AMBAC will not receive a deduction.

                             Upon the exercise of the option, an employee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. AMBAC is required to withhold tax on the amount of income recognized. AMBAC will receive a tax deduction equal to the amount of the income.

                             The subsequent sale of any common stock received upon the exercise of a nonqualified stock option generally will be taxed as a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the employee.

INCENTIVE STOCK OPTIONS      Upon the grant or exercise of an incentive stock
                             option, the employee will not recognize taxable income and AMBAC will not receive a deduction.

                             If the employee retains the shares of common stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant, and one year from the date of exercise, then any gain or loss is treated as long-term. However, if the shares are disposed of during this period, the option will be treated as a nonqualified stock option. AMBAC receives a tax deduction only if the shares are disposed of during this period. The deduction is equal to the amount of taxable income the employee recognizes.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 1997 EQUITY PLAN.

PROPOSAL 4: APPROVE 1997 EXECUTIVE INCENTIVE PLAN

          We are seeking your approval of the 1997 Executive Incentive Plan. The Board adopted the Executive Incentive Plan on January 29, 1997, subject to your approval at the Annual Meeting.

          We have summarized below certain material provisions of the Executive Incentive Plan. Because it is a summary, it may not contain all the information that is important to you. Before you decide how to vote, you should review the full text of the Executive Incentive Plan, which we have included as Appendix C.

                             DESCRIPTION OF EXECUTIVE INCENTIVE PLAN

PURPOSES The purposes of the Executive Incentive Plan are to attract, retain and motivate executives and key employees of the highest caliber and quality by providing them with the opportunity to earn incentive compensation directly linked to AMBAC's performance.

ELIGIBILITY                  Section 162(m) of the Internal Revenue Code limits
                             the deductibility of compensation in excess of $1 million paid to the chief executive officer and the four other most highly compensated executive officers of a public company unless the payments are made under qualifying performance-based plans.
                             We designed the Executive Incentive Plan to enable us to make awards to our executive officers that will not be subject to this limitation on deductibility.

                             The Committee will select participants for the Executive Incentive Plan at the start of each annual or other performance period from among AMBAC's executive officers, senior officers and key employees. For 1997, the Committee has designated Phillip B. Lassiter, AMBAC's Chairman, President and Chief Executive Officer, as the only participant in the Executive Incentive Plan.

PERFORMANCE GOALS AND
PERFORMANCE TARGETS          The executives selected by the Committee will be
                             eligible to earn an incentive amount for the performance period. Payment will be conditioned upon attaining specified performance targets related to designated performance goals selected by the Committee from among the following criteria:

                               -  return on equity
                               -  net income growth
                               -  total return to stockholders
                               -  expense management
                               -  risk management of the business portfolio
                               -  market share
                               -  industry leadership
                               -  new products
                               -  organizational development

                             At the beginning of a performance period, the Committee will select the performance goals establish the specific performance targets and the award which may be earned by each executive and specify the relationship between performance targets and the award.

                             Following the completion of the performance period, the Committee must certify in writing whether the applicable performance targets have been achieved and the incentive amounts, if any, payable to executives. The Committee may reduce (but may not increase) the incentive amount payable to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance.

PAYMENT OF AWARDS            The Committee will determine whether awards will be
                             paid in cash, in the form of stock awards or restricted stock units issued under the 1997 Equity
                             Plan (or another stock-based compensation plan of AMBAC), or in any combination. If the Committee determines that an award will be paid in the form of stock awards or restricted stock units, then for purposes of determining the number of shares of common stock subject to an award, the Committee may value the shares at a discount to reflect any restrictions or conditions. The discount may not exceed 50% of the fair market value of the shares as of the date of determination.

MAXIMUM AWARD LIMITS         The maximum award that an executive may earn for a
                             performance period of one year or less will be $1 million. The maximum award that an executive may earn for a performance period of more than one year will be $3 million.

TERMINATION OF EMPLOYMENT    If an executive's employment is terminated during a
                             performance period by reason of death, disability or retirement (or with the approval of the Committee), the executive will receive a pro rata payment based upon: the amount of time the executive was employed during the performance period and the degree to which the Committee determines that the performance targets have been achieved prior to such termination. If an executive's employment terminates during a performance period for any other reason, the executive will not be entitled to an award.

AMENDMENT                    The Board or the Committee may amend or terminate
                             the
                             Executive Incentive Plan at any time. However, no action will be effective without stockholder approval to the extent necessary to continue to qualify the amounts payable to covered employees as performance-based compensation under Section 162(m) of the Internal Revenue Code.

TERM The Executive Incentive Plan became effective upon its adoption by the Board, subject to your approval at the Annual Meeting. Unless the Board or the Committee terminates the Plan earlier, no award may be made for performance periods beginning after January 1, 2002.

                               NEW PLAN BENEFITS

          It is not possible to determine the benefits or amounts that will be received by any participant for the current year or any year in the future because (a) the performance targets will be determined by the Committee at the beginning of the performance period, and (b) the amount, if any, payable will depend upon the extent to which the executive satisfies such performance targets. However, for 1996, the Committee employed a methodology for determining the compensation of Mr. Lassiter (who is the only participant in the Executive Incentive Plan for 1997) that was substantially similar to that which is expected to be used for the current year. The amount of incentive compensation earned by Mr. Lassiter for 1996 is reported in the Summary Compensation Table
above at page   . The basis for paying compensation is explained in the "Report on Executive Compensation for 1996 by the Compensation and Organization
Committee" above at page   .

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 1997 EXECUTIVE INCENTIVE PLAN.

PROPOSAL 5:  APPROVE 1997 NON-EMPLOYEE DIRECTORS EQUITY PLAN

          We are asking for your approval of the 1997 Non-Employee Directors Equity Plan. The Directors Equity Plan provides for automatic, non-discretionary awards of restricted stock units and stock options to non-employee directors. The Board adopted the Directors Equity Plan on January 29, 1997, subject to your approval at the Annual Meeting.

          The Directors Equity Plan replaces the 1991 Non-Employee Directors Stock Plan. If you approve the Directors Equity Plan at the Annual Meeting, we will make no further awards under the 1991 Non-Employee Directors Stock Plan.

          We have summarized below certain material provisions of the Directors Equity Plan. Because it is a summary, it may not contain all of the information that is important to you. Before you decide how to vote, you should review the full text of the Directors Equity Plan, which we have included as Appendix D.

                      DESCRIPTION OF DIRECTORS EQUITY PLAN

          The Directors Equity Plan provides for two types of awards: restricted stock units and stock options.

PURPOSES The purposes of the Directors Equity Plan are to promote our long-term growth and financial success by attracting, motivating and retaining non-employee directors of outstanding ability, and to foster a greater identity of interest between our non-employee directors and our stockholders.

ELIGIBILITY                  Only directors who are not employees of AMBAC or
                             any of our subsidiaries may participate in the Plan. Five of our directors are currently eligible to participate in the Directors Equity Plan:
                             Messrs. Callen, Caporali, Dulude, Gregory and
                             O'Neil.

SHARES AVAILABLE
-- OVERALL LIMIT             A total of 70,000 shares of common stock will be
                             available for issuance under the Directors Equity
                             Plan (plus the number of shares that remain available under the 1991 Non-Employee Directors
                             Stock Plan as of the date of the Annual Meeting).
                             As of the date of this Proxy Statement, a total of 9,821 shares remain available for awards under the 1991 Non-Employee Directors Stock Plan. Only 25,000 shares may be issued upon settlement of restricted stock units ("RSUS").

-- SPECIAL LIMIT             We will adjust the number of shares available for
                             issuance under the Directors Equity Plan if there are changes in our capitalization, a merger, or a similar transaction. We may issue new shares or treasury shares or both.

RESTRICTED STOCK UNITS       At the annual meeting at which a director is first
                             elected to the Board, a director will receive a grant of 1,500 restricted stock units.

                             - Restricted stock units vest in full on the date
                               of the annual meeting held in the fifth year following the date of grant. If a director's service on the Board terminates by reason of death, permanent disability, retirement or a change in control, the director's RSUs will immediately vest.

                             - Upon vesting of an award of restricted stock
                               units, a non-employee director standing for reelection will receive an additional grant of 1,500 restricted stock units. This means that grants of RSUs will be made to a director every five years.

                             We will credit restricted stock units to a bookkeeping account that we maintain for each director. We will also credit a director's account with an amount equal to any dividends paid by AMBAC on a number of shares of common stock corresponding to the number of restricted stock units credited to the account; credits will be in the form of additional RSUs.

                             As soon as practicable following vesting, we will settle restricted stock units by delivering to the director the equivalent number of shares of common stock. Prior to settlement, directors will not have the rights of a stockholder in any shares corresponding to the RSUs.

STOCK OPTIONS                At each annual meeting, starting with the 1997
                             Annual Meeting, each newly-elected director will automatically receive stock options to purchase
                             1,000 shares of common stock.

                             - The exercise price of each stock option will be
                               the fair market value of the common stock on the date of grant. We define fair market value as the average of the highest and the lowest price of AMBAC common stock on the New York Stock Exchange.

                             - Stock options will vest and become exercisable as
                               of the date of the next annual meeting. If a director's service on the Board terminates by reason of death, permanent disability or change in control, the director's options will immediately vest.

                             Directors who are elected other than in connection with an annual meeting (for example, to fill a vacancy) will receive a pro-rated award of stock options that will vest at the first annual meeting following the individual's election.

                             Stock options will generally expire on the date of the annual meeting held in the seventh calendar year following the date of grant. Upon termination of a director's service on the Board, vested stock options generally may be exercised (a) during the following three years, if termination was by reason of death, permanent disability or retirement from the Board in accordance with the retirement policy then in effect for Board members, or (b) during the following year in all other cases.

ADMINISTRATION               The full Board will administer the Directors Equity
                             Plan. The Board will have authority to adopt rules and regulations that it considers necessary or appropriate to carry out the purposes of the Directors Equity Plan and to interpret the Plan.

AMENDMENT
AND TERMINATION              The Board will have authority to amend or terminate
                             the Directors Equity Plan at any time. However, the Board may not, without your approval,

                             - increase the number of shares available for
                               issuance, or

                             - the number of restricted stock units to be issued
                               to any non-employee director, or

                             - reduce the exercise price of a stock option.

                             Unless terminated earlier by the Board, the Directors Equity Plan will expire at the annual meeting held in 2004. No further restricted stock units or stock options will be awarded under the Plan after this date.

STOCK PRICE                  On March 21, 1997, the closing price of the AMBAC
                             common stock on the New York Stock Exchange was $66.00.

                               NEW PLAN BENEFITS

          The following table sets forth the number of restricted stock units and stock options that will be awarded in 1997 to our current non-employee directors, if you approve the Directors Equity Plan. All current directors are nominees for re-election.

                    1997 NON-EMPLOYEE DIRECTORS EQUITY PLAN

 NAME AND POSITION                                                                DOLLAR VALUE           NUMBER OF
                                                                                                             UNITS
Current directors who are not executive officers
  (5 persons)...................................................................          (3)           6,000(1)
                                                                                          (3)           5,000(2)

=
--------------------------------------------------------------------------------

(1) These units are restricted stock units.

(2) These units are stock options.

(3) The dollar value of these awards cannot be determined because the value depends on the stock price and, in the case of the stock options, other factors, on May 14, 1997, the date of the 1997 Annual Meeting.

                        FEDERAL INCOME TAX CONSEQUENCES

          The following discussion addresses certain federal income tax consequences of the issuance and exercise of stock options under the Directors Equity Plan. Because state tax treatment is subject to individual state laws, we did not include it in this discussion.

          - The grant of a stock option under the Directors Stock Plan will not result in income for the participant or in a deduction for AMBAC.

          - The exercise of a stock option will generally result in ordinary income for the director and a deduction for AMBAC, in each case measured by the difference between the exercise price and the fair market value of the shares at the time of exercise.

          - Gain or loss upon a subsequent sale of common stock received upon exercise of a stock option generally will be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 1997 NON-EMPLOYEE DIRECTORS EQUITY
                                     PLAN.

PROPOSAL 6:  RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 1997

          We are asking you to ratify the Board's selection of KPMG Peat Marwick LLP, certified public accountants, as independent auditors for 1997. The Audit Committee recommended the selection of KPMG to the Board. KPMG has served as the independent auditors of AMBAC Indemnity since 1985 and of AMBAC since our incorporation in 1991.

          A representative of KPMG will attend the Annual Meeting to answer your questions.

          We are submitting this proposal to you because the Board believes that such action follows sound corporate practice. If you do not ratify the selection of independent auditors, the Board will consider it a direction to consider selecting other auditors for next year. However, even if you ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of AMBAC and our stockholders.

   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF
            KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR 1997.

                    INFORMATION ABOUT STOCKHOLDER PROPOSALS

          If you wish to submit proposals to be included in our 1998 proxy statement, we must receive them on or before Friday, November 28, 1997. Please address your proposals to: RICHARD B. GROSS, SECRETARY, AMBAC INC., ONE STATE STREET PLAZA, NEW YORK, NEW YORK 10004.

          Under our By-laws, if you wish to nominate directors or bring other business before the stockholders

          - You must notify the Secretary in writing not less than 60 days nor more than 90 days before the annual meeting.

          - If we give you less than 70 days' notice or prior public disclosure of the meeting date, you may notify us within 10 days after the notice was mailed or publicly disclosed.

          - Your notice must contain the specific information required in our By-laws.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

          If you would like a copy of our By-laws, we will send you one without charge. Please write to the Secretary.

                                          By order of the Board of Directors,

                                                   /s/ Richard B. Gross
                                                     Richard B. Gross
                                              Senior Vice President, General
                                                  Counsel and Secretary

March 31, 1997

--------------------------------------------------------------------------------

================================================================================
              NOTE TO READER: Deletions (words crossed out) are for
              your information only and will not appear in the Charter
              when we file it.*                                       APPENDIX A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   AMBAC INC.

     AMBAC Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

          1. The name of the Corporation is AMBAC Inc. The Corporation was originally incorporated under the name of AMBAC Inc. and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 29, 1991.

          2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the Restated Certificate of Incorporation of the Corporation.

          3. The text of the Restated Certificate of Incorporation of the Corporation is hereby restated and further amended to read in its entirety as follows:

                                   ARTICLE I

                                      NAME

     The name of the corporation is [AMBAC Inc.,] Ambac Financial Group, Inc. (the "CORPORATION").

                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                  ARTICLE III

                               CORPORATE PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GENERAL CORPORATION LAW").


*In the Edgar version, language contained within brackets is to be deleted and will not appear in the Charter when we file it.

     [SECTION 3.2. BANKING REGULATION. Until the earlier of June 30, 1996 and the date on which Citibank, N.A. ("Citibank") no longer owns, directly or indirectly any share of the Corporation Common Stock (as defined in Section 4.1),

             (i) the operations of the Corporation shall, unless otherwise provided by statute or regulation, be subject to all provisions of federal banking laws and regulations applicable to the operation of operating subsidiaries of national banks in accordance with the provisions of 12 C.F.R. sec. 5.34(d)(2), or any successor rule or regulation, except to the extent that any such provision of federal banking laws or regulations is determined to be inapplicable to the operations of the Corporation by the Office of the Comptroller of the Currency (the "Comptroller") or by Citibank,

             (ii) the Corporation shall obtain the prior approval of the Comptroller to engage in any activity, either directly or through its subsidiaries, other than those approved for the Corporation or its subsidiaries by the Comptroller on the date hereof, except to the extent that the Comptroller or Citibank determines that such prior approval of the Comptroller is no longer required, and

             (iii) the operations of the Corporation shall be subject to examination and supervision by the Comptroller, except to the extent that the Comptroller or Citibank determines that such examination or supervision of the operations of the Corporation is no longer required.]


                                   ARTICLE IV

                                 CAPITAL STOCK

     SECTION 4.1. AUTHORIZED CAPITAL. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 74,000,000, 104,000,000 consisting of [50,000,000] 100,000,000 shares of Common
Stock, par value $.01 per share (the "COMMON STOCK"), [20,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock", together with the Common Stock, the "Corporation Common Stock")] and 4,000,000 shares of Preferred Stock, par value $.01 per share (the "PREFERRED STOCK").

     SECTION 4.2. PREFERRED STOCK. The designations and the powers, preferences and rights and the qualifications, limitations or restrictions thereof of the shares of each class as Preferred Stock are as follows:

          (a) The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided; provided, however, that in the event the Board of Directors of the Corporation provides that any series of Preferred Stock shall be given voting powers, such series shall not be entitled to vote separately as a single class other than as expressly required by law and for the election of one or more additional directors of the Corporation in the case of dividend arrearages or other specified events and such series of Preferred Stock shall not be granted the right to cast in excess of one vote per share of Preferred Stock.

          (b) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article IV and to the limitations prescribed by law, to authorize the issuance of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of

     Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

             (i) The designation of such series;

             (ii) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or non-cumulative;

             (iii) Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

             (iv) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

             (v) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock, or for debt securities, of the Corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

             (vi) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise;

             (vii) The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

             (viii) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

     SECTION 4.3. SERIES A JUNIOR PARTICIPATING PREFERRED STOCK. Pursuant to the authority vested in the Board of Directors in accordance with Section 4.2 hereof, the Board of Director has authorized the creation of a series of Preferred Stock with the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as follows:

          (A) DESIGNATION AND AMOUNT. The shares of such series shall be designated as "SERIES A JUNIOR PARTICIPATING PREFERRED STOCK" and the number of shares constituting such series shall be 500,000.

          (B) DIVIDENDS AND DISTRIBUTIONS.

             (i) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "QUARTERLY DIVIDEND PAYMENT DATE"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after January 31, 1996 (the "RIGHTS DECLARATION DATE") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

             (ii) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in subparagraph (b)(i) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

             (iii) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

          (C) VOTING RIGHTS. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

             (i) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

             (ii) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

             (iii) (A) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "DEFAULT PERIOD") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior

        Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

                (B) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (C) of this subsection (c)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

                (C) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (c)(iii)(C) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph
           (c)(iii)(C) no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                (D) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in subparagraph (iii)(B) of this subsection (c)) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (iii) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                (E) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-laws irrespective of any increase made pursuant to the provisions of subparagraph (iii)(B) of this subsection (c) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

             (iv) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (D) CERTAIN RESTRICTIONS.

             (i) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in subsection (b) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                (A) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                (B) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                (C) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

                (D) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

             (ii) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (i) of this subsection (d), purchase or otherwise acquire such shares at such time and in such manner.

          (E) REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          (F) LIQUIDATION, DISSOLUTION OR WINDING UP.

             (i) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "SERIES A LIQUIDATION PREFERENCE"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "COMMON ADJUSTMENT") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph (iii) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "ADJUSTMENT NUMBER"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.

             (ii) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

             (iii) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (g) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (h) NO REDEMPTION. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

          (i) RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of such series shall provide otherwise.

          (j) AMENDMENT. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

          (k) FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

     SECTION 4.4. CORPORATION COMMON STOCK. Except as otherwise provided [in this Certificate of Incorporation, the Common Stock and the Class A Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters, including rights in liquidation. (a) Except as otherwise provided] by this Certificate of Incorporation or as otherwise from time to time provided by law, the holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation., [such vote to be exercised together with the holders of shares of Class A Common Stock, voting as a single class.]

     [(b) Except as otherwise provided by this Certificate of Incorporation or as otherwise from time to time provided by law, the holders of Class A Common Stock shall be entitled to vote at any particular time such number of votes per share as will give the holders of the Class A Common Stock in the aggregate the right to cast 20% of the total number of votes which may be cast by all shares of Corporation Common Stock then Outstanding (after giving effect, if required, to the provision of Section 4.5(a)), such vote to be exercised together with the holders of shares of Common Stock, voting as a single class.]

    [(c) If, at any time, the Regulated Banking Stockholders (as defined in Article VII) shall beneficially own in the aggregate less than 25% of the aggregate number of shares of the then Outstanding Corporation Common Stock (the occurrence of such level of ownership being referred to herein as a "Triggering Event"), all shares of Class A Common Stock shall lose all voting rights and may not thereafter regain any voting rights other than those set forth in Article XII and those that may be required by the General Corporation Law.]

     SECTION 4.5.  SUBSTANTIAL STOCKHOLDER.

     (a) So long as any Person other than the Corporation or a Subsidiary thereof is (without giving effect to this Section 4.5(a)) the beneficial owner of capital stock representing 10% or more of the votes entitled to be cast by the holders of all outstanding shares of capital stock (a "SUBSTANTIAL STOCKHOLDER"), the record holders of the shares of capital stock beneficially owned by such Substantial Stockholder shall have limited voting rights on all matters, as follows: with respect to the shares of capital stock that would entitle such record holders in the aggregate to cast less than 10% of the votes entitled to be cast by the holders of all Outstanding shares of capital stock, such record holders shall be entitled to cast the vote per share specified in this Certificate of Incorporation; and with respect to the shares of capital stock that would otherwise entitle such record holders in the aggregate to cast 10% or more of the votes entitled to be cast by the holders of all outstanding shares of capital stock, such record holders shall not be entitled to cast any votes for such shares, so that such record holders shall be entitled to cast with respect to all shares of capital stock held by such record holders in the aggregate only such number of votes that would equal (after giving effect to this Section 4.5(a)) one vote less than 10% of the votes entitled to be cast by all holders of outstanding shares of capital stock; provided, however, that the restriction on voting contained in this Section 4.5(a) shall not apply to any capital stock beneficially owned by any Substantial Stockholder whose acquisition or ownership of capital stock representing 10% or more of the votes entitled to be cast by the holders of all Outstanding shares of capital stock has been approved by the Wisconsin Insurance Commissioner. The aggregate voting power of such record holders, so limited, for all shares of capital stock beneficially owned by the Substantial Stockholder shall be allocated proportionately among such record holders as follows: for each such record holder, this allocation shall be accomplished by multiplying the aggregate voting power (after giving effect to the provisions of this Section 4.5(a)) of the Outstanding shares of capital stock beneficially owned by the Substantial Stockholder by a fraction the numerator of which is the number of votes that the shares of capital stock owned of record by such record holder would have entitled such record holder to cast were no effect given to this Section 4.5(a), and the denominator of which is the total number of votes which all shares of capital stock beneficially owned by the Substantial Stockholder would have entitled their record holders to cast were no effect given to this Section 4.5(a).

     (b) The Board of Directors by majority vote shall have the power and duty to determine for the purposes of this Article IV, on the basis of information known to them after reasonable inquiry, (i) whether a Person is a Substantial Stockholder, (ii) the number of shares of capital stock beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, (iv) the Persons who may be deemed to be the record holders of shares beneficially owned by a Substantial Stockholder, [(v) the number of votes per share of Class A Common Stock at any particular time and (vi)] and (v) such other matters with respect to which a determination is required under this Article IV. Any such determination made in good faith shall be binding and conclusive on all parties.

     (c) The Board of Directors shall have the right to demand that any Person who is reasonably believed to be a Substantial Stockholder (or to hold of record shares of capital stock beneficially owned by a Substantial Stockholder) supply the Corporation with complete information as to (i) the record holder or holders of all shares beneficially owned by such Person, (ii) the number of shares of capital stock beneficially owned by such Person and held of record by each such record holder, and (iii) any other factual matter relating to the applicability or effect of this Article IV, as may reasonably be requested of such Person, and such Person shall furnish such information within ten days after the receipt of such demand.

     (d) Nothing contained in this Article IV shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law.

     [SECTION 4.6. Class A Common Stock Directors. Notwithstanding any provision of the By-Laws of the Corporation, the holders of the Class A Common Stock shall have the right to elect one member of the Board of Directors of the Corporation until such time as a Triggering Event shall occur, at which time such right shall terminate. In the case of any vacancy occurring with respect to the director elected by the holders of the Class A Common Stock, such vacancy may be filled only by the affirmative vote of the holders of the Class A Common Stock. Upon such termination of the right of the holders of the Class A Common Stock to elect one member of the Board of Directors as herein provided, the term of office of the director then in office shall continue until the Corporation's next annual meeting of stockholders.]

     [Section 4.7. Corporation Common Stock Dividends. Each Outstanding share of Corporation Common Stock shall be entitled to share ratably with each other Outstanding share of Corporation Common Stock in such dividends as may be declared and paid at such times and in such amounts as the Board of Directors of the Corporation may from time to time determine; provided, however, that if dividends are declared that are payable in shares of, or in subscription or other rights to acquire shares of Corporation Common Stock, such dividends will be declared which are payable at the same rate on each class of Corporation Common Stock and the dividends payable in shares of, or in subscription or other rights to acquire shares of, Common Stock will be payable only to holders of Common Stock and the dividends payable in shares of, or in subscription or other rights to acquire shares of, Class A Common Stock will be payable only to holders of Class A Common Stock.]

     [Section 4.8. Corporation Common Stock Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each share of Common Stock shall be entitled, after payment or provision for payment of the debts or other liabilities of the Corporation, to share ratably (based upon the number of shares Outstanding) with shares of the Class A Common Stock in the remaining assets of the Corporation.]

     [Section 4.9. Class A Common Stock Legend. The Class A Common Stock shall bear the following legend:]

      [UPON THE TRANSFER OR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO ANY PERSON THAT IS NOT A REGULATED BANKING STOCKHOLDER (AS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION), WITHOUT ANY FURTHER ACTION ON THE PART OF THE CORPORATION OR THE HOLDER HEREOF, THIS CERTIFICATE SHALL BE DEEMED TO REPRESENT COMMON STOCK AND SHALL BE ENTITLED TO ALL THE RIGHTS AND PRIVILEGES ACCORDED SHARES OF COMMON STOCK IN ACCORDANCE WITH THE CERTIFICATE OF INCORPORATION OF THE CORPORATION. A COPY OF SUCH CERTIFICATE OF INCORPORATION IS ON FILE AT THE OFFICES OF AMBAC INC. AT ONE STATE STREET PLAZA, NEW YORK, NEW YORK 10004.]

     [Section 4.10. Conversion of Class A Common Stock Upon Transfer. (a) Upon the sale or transfer of any shares of Class A Common Stock by a Regulated Banking Stockholder to any Person or group of Persons (within the meaning of Regulation 13D-G under the Securities Exchange Act of 1934) other than another Regulated Banking Stockholder, each share of Class A Common Stock sold or transferred shall be deemed to be converted, without any further action on the part of the Board of Directors, the Corporation or any other Person or entity, into one share of Common Stock, and thereafter all rights of the holders of certificates evidencing such converted shares of Class A Common Stock pursuant to this Certificate of Incorporation (as the same may be amended or restated from time to time) as such holders shall cease, and such certificates shall evidence the rights of a holder of the number of shares of the Common Stock, as set forth in this Certificate of Incorporation (as the same may be amended or restated]

[from time to time) into which such shares of Class A Common Stock have been converted. Each share of Class A Common Stock so converted shall be canceled and not reissued.]

     [(b) Following such conversion, record holders of certificates formerly evidencing shares of Class A Common Stock may present such certificates for exchange for new certificates evidencing the shares of Common Stock into which such shares of Class A Common Stock were converted at the offices of the Corporation or such other location as the Corporation may select.]

     [(c) As promptly as practicable after the surrender for conversion of a certificate representing shares of Class A Common Stock in the manner provided in Section 4.10(b) above and the payment in cash of any amount required by the provisions of Section 4.10(f) below, the Corporation will deliver or cause to be delivered, upon the written order of the holder of such certificate, a certificate or certificates representing the number of whole fully paid and nonassessable shares of Common Stock issuable upon such conversion in such name or names as such holder may direct.]

     [(d) No adjustments in respect of dividends or other distributions shall be made upon the conversion of any shares of Class A Common Stock; provided, however, that, if such shares shall be converted subsequent to the record date for the payment of a dividend or other distribution on shares of Common Stock but prior to such payment, the holder of such shares of Class A Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on the date set for payment of such dividend or other distribution notwithstanding the conversion thereof.]

     [(e) The Corporation will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the Outstanding shares of Class A Common Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all Outstanding shares of Class A Common Stock.]

      [(f) The issuance of certificates for shares of Common Stock upon conversion of shares of Class A Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the shares of Class A Common Stock converted, the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that any such tax has been paid.]

     [Section 4.11. Limitation on Corporation Common Stock Splits, etc. (a) The Corporation shall not (i) subdivide its Outstanding Class A Common Stock by stock dividend or otherwise, or (ii) combine its Outstanding Class A Common Stock into a smaller number of shares, or (iii) reclassify its Class A Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation) unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of the Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the Class A Common Stock.]

      [(b) The Corporation shall not (i) subdivide its Outstanding Common Stock by stock dividend or otherwise, or (ii) combine its Outstanding Common Stock into a smaller number of shares, or (iii) reclassify its Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation) unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of the Class A Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the Common Stock.]

      [SECTION 4.12.] SECTION 4.6. QUORUMS. Except as otherwise provided in this Certificate of Incorporation, the presence in person or by proxy of the holders of record of shares of capital stock entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of Section 4.5(a)) entitled to be cast by the holders of all Outstanding shares of capital stock entitled to vote shall constitute a quorum at all meetings of the stockholders.

     SECTION [4.13] 4.7. MAJORITY VOTE. If any class or series of the Corporation's capital stock shall be entitled to more or less than one vote for any share, on any matter for which such class or series is entitled to vote with one or more other classes or series, together as one class, every reference in this Certificate of Incorporation, the By-laws and in any relevant provision of law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

     SECTION [4.14] 4.8. NO PREEMPTIVE RIGHTS. Except as otherwise provided by this Certificate of Incorporation or as otherwise from time to time provided by law, no holder of shares of any class or series of capital stock of the Corporation or of any security or obligation convertible into, or of any warrant, option or right to subscribe for, purchase or otherwise acquire, shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right to subscribe for, purchase or otherwise acquire shares of any class or series of capital stock of the Corporation or any security or obligation convertible into, or any warrant, option or right to subscribe for, purchase or otherwise acquire, shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized.

                                  [ARTICLE V]

     [Mergers, Consolidations and Other Business Combinations]

     [The Corporation shall not become a party to a merger, consolidation or other business combination, unless the holders of each class of Corporation Common Stock shall be entitled to receive ratably per share the same consideration in such merger, consolidation or other business combination as the holders of each such class receive only securities in the surviving corporation with provisions differentiating the rights of their respective class of common stock in the surviving corporation that are substantially identical to the provisions in effect at such time differentiating the rights of their respective class of the Corporation Common Stock.]

                                  [ARTICLE VI]

                           [REPORTS TO STOCKHOLDERS]

     [Section 6.1. Triggering Notice. (a) Prior to taking any action that would cause a Triggering Event to occur, the Regulated Banking Stockholder desiring to take such action shall give written notice (the "Triggering Notice") to the Corporation of its desire to effect such a transaction at least 10 business days prior to consummating such event.]

     [(b) Upon receipt of a Triggering Notice or of any other notice that a Triggering Event has occurred, the Corporation shall promptly mail to the holders of record of the Outstanding shares of Corporation Common Stock, at their respective addresses as the same shall appear in the Corporation's stock records, a notice to such effect stating the number of shares of Class A Common Stock that remain Outstanding and that such shares of Class A Common Stock are no longer entitled to vote generally on matters submitted to the stockholders of the Corporation. The failure of the Corporation to give the notice described in the next preceding sentence shall not in any way affect the validity of the Triggering Event or the subsequent conversion of any of the shares of Class A Common Stock into Common Stock.]

                                   ARTICLE V
                                 [ARTICLE VII]

                                  DEFINITIONS

     As used in this Certificate of Incorporation, the following terms shall have the following meanings:

     "AFFILIATE", with respect to any Person, means any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" or "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, by common management or otherwise. A Person having a contract or arrangement giving that Person control is deemed to be in control despite any limitations placed by law on the validity of the contract or arrangement. A corporation is deemed to be under common control with any corporation, regardless of ownership, if substantially the same group of persons manage the two corporations.

     "ASSOCIATE", used to indicate a relationship with a specified Person, shall mean (i) any Person (other than the Corporation or a Subsidiary) of which such specified Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of the voting securities of such Person, (ii) any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity, (iii) any relative or such spouse of such specified Person or any relative of such spouse who has the same home as such specified Person or who is a director or officer of the Corporation or any Subsidiary, and (iv) any Person who is a director or officer of such specified Person or any of its parents or subsidiaries (other than the Corporation or a Subsidiary).

     A Person shall be deemed a "BENEFICIAL OWNER" of any shares of capital stock of the Corporation (a) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such Person or any of its Affiliates or Associates has, directly or indirectly, the right to vote pursuant to any agreement, contract, arrangement or understanding, or (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any contract, agreement, arrangement or understanding for the purpose of holding or voting of any capital stock of the Corporation.

     "OUTSTANDING", when used in reference to shares of stock, shall mean issued shares, excluding shares held in treasury.

     "PERSON" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such Person or any Affiliate or Associate of such Person has any agreement, contract, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

     ["REGULATED BANKING STOCKHOLDERS" means Citicorp Financial Guaranty Holdings, Inc., a Delaware corporation, Citicorp, a Delaware corporation, Citibank, a national banking association, and any Affiliate of any such Person.]

     "SUBSIDIARY" shall mean any corporation of which a majority of any class of equity securities is beneficially owned, directly or indirectly, by the Corporation.

     "SUBSTANTIAL STOCKHOLDER" shall be defined as in Section 4.5 of this Certificate of Incorporation.

                               ARTICLE [VIII] VI

                                   DIRECTORS

     SECTION [8.1] 6.1. WRITTEN BALLOT. Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.

     SECTION [8.2] 6.2. NO LIABILITY. To the fullest extent permitted by the General Corporation Law as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director.

                                 ARTICLE [IX] VII

               INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     SECTION [9.1.] 7.1. INDEMNIFICATION. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a false plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections [9.1(a)] 7.1(a) and
     (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (d) Any indemnification under Sections [9.1(a)]7.1(a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections [9.1(a)] 7.1(a) and (b). Such determination shall be made (i) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or
     (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

          (e) Expenses incurred by a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article [IX] VII. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors of the Corporation deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article [IX] VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

          (h) For purposes of this Article [IX] VII, references to "THE CORPORATION" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article [IX] VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this Article [IX] VII, references to "OTHER ENTERPRISES" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE CORPORATION" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION" as referred to in this Article [IX] VII.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article [IX] VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE VIII X

                                    BY-LAWS

     The directors of the Corporation shall have the power to adopt, amend or repeal the By-laws of the Corporation.

                                 ARTICLE XI IX

                                 REORGANIZATION

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                 ARTICLE XII X

                                   AMENDMENT

     The Corporation reserves the right to amend, alter, change or repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by law and the Certificate of Incorporation, and all rights conferred on stockholders in this Certificate of Incorporation are subject to this reservation.

    [Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation, until the earlier of June 30, 1996 and the date on which Citibank no longer owns, directly or indirectly, any share of the Corporation Common Stock, the affirmative vote of the holders of a majority of the Common Stock and of the holders of a majority of the Class A Common Stock, each voting as a separate class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Sections 3.2, Sections 4.2(ii)-(iii),
Section 4.3, Section 4.6, the definition of "Regulated Banking Stockholders" in
Article VII and Article XII hereof.]

     IN WITNESS WHEREOF, AMBAC Inc. has caused this Amended and Restated
Certificate of Incorporation to be signed on this      day of           , 1997,
in its name and on its behalf by its Chairman, President and Chief Executive Officer.

                                          --------------------------------------
                                          Phillip B. Lassiter
                                          Chairman, President and
                                          Chief Executive Officer

                                                                      APPENDIX B

                             AMBAC 1997 EQUITY PLAN

1.  PURPOSES

     The purposes of the AMBAC 1997 Equity Plan (the "Plan") are to attract, retain and motivate key employees of the Company, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of Common Stock.

2.  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as follows:

     "ADMINISTRATOR" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

     "AMBAC" means AMBAC Inc., a Delaware corporation.

     "AWARD" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units or Other Awards.

     "AWARD AGREEMENT" means a written document approved in accordance with
Section 3 which sets forth the terms and conditions of the Award to the Participant. An Award Agreement may be in the form of (i) an agreement between AMBAC or one of its Subsidiaries which is executed by an officer on behalf of AMBAC or such Subsidiary and is signed by the Participant or (ii) a certificate issued by AMBAC or one of its Subsidiaries which is executed by an officer on behalf of AMBAC or such Subsidiary but does not require the signature of the Participant.

     "BOARD" means the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

     "COMMITTEE" means the Compensation and Organization Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two individuals and shall serve at the pleasure of the Board.

     "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

     "COMPANY" means AMBAC and its Subsidiaries.

     "ELIGIBLE INDIVIDUALS" means the individuals described in Section 6 who are eligible for Awards under the Plan.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

     "FAIR MARKET VALUE" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

     "INCENTIVE STOCK OPTION" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

     "NONQUALIFIED STOCK OPTION" means a Stock Option which is not an Incentive Stock Option.

     "OTHER AWARD" means any other form of award authorized under Section 13 of the Plan.

     "PARTICIPANT" means an Eligible Individual to whom an Award has been granted under the Plan.

     "PERFORMANCE UNIT" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof.

     "PREDECESSOR PLAN" means the AMBAC Inc. 1991 Stock Incentive Plan, as amended.

     "RESTRICTED STOCK UNIT" means a restricted stock unit granted to an Eligible Individual pursuant to Section 11 hereof.

     "STOCK APPRECIATION RIGHT" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

     "STOCK AWARD" means a share of Common Stock granted to an Eligible Individual for no consideration other than the provision of services or offer for sale to an Eligible Employee at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

     "STOCK OPTION" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof, which Award may be either an Incentive Stock Option or a Nonqualified Stock Option.

     "SUBSIDIARY" means (i) a corporation or other entity with respect to which AMBAC, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or
(ii) any other corporation or other entity in which AMBAC, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

     "SUBSTITUTE AWARD" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

3.  ADMINISTRATION OF THE PLAN

     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

          (i) to select Participants from the Eligible Individuals;

          (ii) to make Awards in accordance with the Plan;

          (iii) to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

          (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant's termination of employment with the Company, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award;

          (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards;

          (vi) to construe and interpret any Award Agreement delivered under the Plan;

          (vii) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

          (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (x) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (xi) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

     (b) PLAN CONSTRUCTION AND INTERPRETATION. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

     (c) DETERMINATIONS OF COMMITTEE FINAL AND BINDING. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

     (d) DELEGATION OF AUTHORITY. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

     (e) LIABILITY OF COMMITTEE. No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in AMBAC's Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     (f) ACTION BY THE BOARD. Anything in the Plan to the contrary notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.  EFFECTIVE DATE AND TERM

     The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of AMBAC. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after the seventh anniversary of the date of stockholder approval.

5.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) GENERAL. Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan (the "Section 5 Limit") shall not exceed, in the aggregate:

          (I) 2,750,000 shares; plus

          (II) the number of shares of Common Stock that remain available for issuance under the Predecessor Plan as of the date this Plan is approved by the stockholders of the Company (increased by any shares of Common Stock subject to any award (or portion thereof) outstanding under the Predecessor Plan on such date which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares).

Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof.

     (b) RULES APPLICABLE TO DETERMINING SHARES AVAILABLE FOR ISSUANCE. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Section 5 Limit and again be available for Awards:

          (x) The number of shares tendered to pay the exercise price of a Stock Option or other Award; and

          (y) The number of shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award.

In addition, any shares underlying Substitute Awards shall not be counted against the Section 5 Limit and shall not be subject to Section 5(c) below.

     (c) SPECIAL LIMITS. Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 15(b) below, the following special limits shall apply to shares of Common Stock available for Awards under the
Plan:

          (i) The maximum number of shares that may be issued in the form of Stock Awards, or issued upon settlement of Restricted Stock Units or Other Awards, shall equal 800,000 shares, provided, however, that any such Stock Awards, Restricted Stock Units or Other Awards that are issued in lieu of cash compensation that otherwise would be paid to a Participant, or in satisfaction of any other obligation owed by the Company to a Participant, shall not be counted against such limitation; and

          (ii) The maximum number of shares of Common Stock that may be subject to Stock Options or Stock Appreciation Rights granted to any Eligible Individual in any fiscal year of the Company shall equal 200,000 shares plus any shares which were available under this Section 5cii) for Awards of Stock Options or Stock Appreciation Rights to such Eligible individual in any prior fiscal year but which were not covered by such Awards.

     (d) NO FURTHER AWARDS UNDER PREDECESSOR PLAN. From and after the date this Plan is approved by the stockholders of the Company, no further awards shall be made under the Predecessor Plan.

6.  ELIGIBLE INDIVIDUALS

     Awards may be granted by the Committee to individuals ("Eligible Individuals") who are officers or other key employees of the Company. Members of the Committee will not be eligible to receive Awards under the Plan. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

7.  AWARDS IN GENERAL

     (a) TYPES OF AWARD AND AWARD AGREEMENT. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

     (b) TERMS SET FORTH IN AWARD AGREEMENT. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or other Award first becomes exercisable.

     (c) TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of AMBAC on the vesting, exercisability, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Agreement or determined at a subsequent time.

     (d) DIVIDENDS AND DIVIDEND EQUIVALENTS. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Awards, which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

8.  STOCK OPTIONS

     (a) TERMS OF STOCK OPTIONS GENERALLY. A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option, provided that no Stock Option shall vest sooner than one year from the date of grant (subject to early vesting, if so provided by the Committee, upon death, disability, termination of employment or a change in control of the Company).

     (b) EXERCISE PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or it the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 15(b) below, the exercise price per share of Common Stock applicable to a Stock Option may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Option with a subsequently awarded Stock Option. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:

          (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over

          (ii) the aggregate exercise price thereof,

     does not exceed the excess of:

          (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv) the aggregate exercise price of such shares.

     (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee and shall not exceed ten years from the date of grant.

     (d) METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof and, if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

9.  STOCK APPRECIATION RIGHTS

     (a) GENERAL. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Agreement. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 9(b) below, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 15(b) below, the exercise price per share of Common Stock subject to a Stock Appreciation Right may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Appreciation Right with a subsequently awarded Stock Appreciation Right. Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a

Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares having an aggregate value as of the date of exercise equal to such amount.

     (b) STOCK APPRECIATION RIGHTS IN TANDEM WITH STOCK OPTIONS. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise.

10.  STOCK AWARDS

     (a) GENERAL. A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Agreement.

     (b) DISTRIBUTIONS. Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11.  RESTRICTED STOCK UNITS

     An Award of Restricted Stock Units shall consist of a grant of units, each of which represents the right of the Participant to receive one share of Common Stock, subject to the terms and conditions established by the Committee in connection with the Award and set forth in the applicable Award Agreement. Upon satisfaction of the conditions to vesting and payment specified in the applicable Award Agreement, Restricted Stock Units will be payable, at the discretion of the Committee, in Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Stock Units, or in a combination of Common Stock and cash.

12.  PERFORMANCE UNITS

     Performance units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Agreement relating to such Performance Units. Performance Units may be paid in Common Stock, cash or a combination of Common Stock and cash, as the Committee may determine.

13.  OTHER AWARDS

     The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14.  CERTAIN RESTRICTIONS

     (a) TRANSFERS. Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee may in its discretion permit transfers of Awards other than those contemplated by this Section.

     (b) EXERCISE. During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with
Section 14(a).

15.  RECAPITALIZATION OR REORGANIZATION

     (a) AUTHORITY OF THE COMPANY AND STOCKHOLDERS. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) CHANGE IN CAPITALIZATION. Notwithstanding any provision of the Plan or any Award Agreement, the number and kind of shares authorized for issuance under Section 5(a) above, including the maximum number of shares available under the special limits provided for in Section 5(c) above, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

16.  AMENDMENTS

     The Board or Committee may at any time and from time to time alter, amend, suspend or amend the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and provided further, that, except as contemplated by Section 15(b) above, the Board or Committee may not, without the approval of the Company's stockholders, increase the maximum number of shares issuable under the Plan or reduce the exercise price of a Stock Option or Stock Appreciation Right. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

17.  MISCELLANEOUS

     (a) TAX WITHHOLDING. The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any Federal, state or local taxes required to be withheld with respect to such payments. In the case of an Award payable in shares of Common Stock, the Company may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may establish from time to time.

     (b) NO RIGHT TO GRANTS OR EMPLOYMENT. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

     (c) OTHER COMPENSATION. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs.

     (d) OTHER EMPLOYEE BENEFIT PLANS. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

     (e) UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

     (f) SECURITIES LAW RESTRICTIONS. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

     (g) COMPLIANCE WITH RULE 16B-3. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

     (h) AWARD AGREEMENT. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

     (i) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

     (j) APPLICATION OF FUNDS. The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

     (k) APPLICABLE LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

                                                                      APPENDIX C

                      AMBAC 1997 EXECUTIVE INCENTIVE PLAN

1.  PURPOSES

     The purposes of the AMBAC 1997 Executive Incentive Plan (the "Plan") are to enable AMBAC Inc. (the "Company") to attract, retain, motivate and reward executives and key employees of the highest caliber and quality by providing them with the opportunity to earn incentive compensation directly linked to the Company's performance.

2.  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as follows:

     "BOARD" means the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

     "COMMITTEE" means the Compensation and Organization Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan. The Committee shall consist of at least two individuals, each of whom shall be qualified as an "outside director" (or shall satisfy any successor standard thereto) for purposes of Section 162(m), and shall serve at the pleasure of the Board.

     "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

     "COVERED EMPLOYEE" means a Participant who has been designated by the Committee as a Participant whose compensation for the relevant fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     "DISABILITY" means eligibility for disability benefits under the terms of the Company's long-term disability plan in effect at the time the Participant becomes disabled.

     "EQUITY PLAN" means the AMBAC 1997 Equity Incentive Plan and any successor or similar plan of the Company.

     "FAIR MARKET VALUE" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

     "PARTICIPANT" means each executive officer, senior officer or key employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

     "PERFORMANCE TARGETS" means the targets related to the performance goals designated in Section 4(d), which Performance Targets will be established by the Committee for a Performance Period.

     "PERFORMANCE PERIOD" means each fiscal year of the Company or such other period as may be designated by the Committee.

     "SECTION 162(M)" means Section 162(m) of the Code.

     "SUBSIDIARY" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

3.  ADMINISTRATION

     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee which shall have full power and authority, subject to the express provisions hereof:

          (i) to select Participants from executive officers, senior officers and key employees of the Company;

          (ii) to establish the Performance Targets for achievement during a Performance Period and to determine whether such Performance Targets have been achieved;

          (iii) to determine the cash amount and/or number of shares of Common Stock payable in connection with an award;

          (iv) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (v) to vary the terms of awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

          (vi) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (vii) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (viii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

     (b) PLAN CONSTRUCTION AND INTERPRETATION. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

     (c) DETERMINATIONS OF COMMITTEE FINAL AND BINDING. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

     (d) LIABILITY OF COMMITTEE. No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.  AWARDS

     (a) PERFORMANCE TARGETS. The Committee shall determine in its sole discretion whether any executive officer, senior officer or other employee of the Company shall have the opportunity to earn incentive compensation under this Plan during any Performance Period. If the Committee decides to offer such opportunity to one or more executive officers, senior officers or other employees of the Company, then no later than 90 days after the beginning of a Performance Period (or such other time as may be required or permitted by Section 162(m)), the Committee shall (i) designate each Participant for the Performance Period, (ii) select from the performance goals set forth in Section 4(d) below the performance goal or goals to be applicable to the Performance Period, (iii) establish specific Performance Targets related to such performance goals and the incentive amounts which may be earned for the Performance Period by each Participant and (iv) specify the relationship between Performance Targets and the incentive amount to be earned by each Participant for the Performance Period. The Committee may specify that the incentive amount for a Performance Period will be earned if the applicable Performance Target is achieved for one performance goal or for any one of a number of performance goals. The Committee may also provide that the incentive amount for a Performance Period will be earned only if a Performance Target is achieved for more than one performance goal, or that the incentive amount to be earned for a given Performance Period will vary based upon different levels of achievement of the applicable Performance Targets.

     (b) Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Targets have been achieved for such Performance Period and the incentive amounts, if any, payable to Participants for such Performance Period. In determining the incentive amount earned by a Participant for a given Performance Period, the Committee shall have the right to reduce (but not to increase) the incentive amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     (c) PAYMENT OF AWARDS; MAXIMUM LIMITATION. Anything in this Plan to the contrary notwithstanding, (i) the maximum aggregate incentive amount that may be earned under the Plan by a Participant for all Performance Periods of one year or less beginning in any given fiscal year of the Company shall be $1,000,000, and (ii) the maximum aggregate incentive amount that may be earned under the Plan by a Participant for all Performance Periods of more than one year beginning in any given fiscal year of the Company shall be $3,000,000.

     (d) PERFORMANCE GOALS. For purposes of this Plan, the performance goals from which the Committee shall establish Performance Targets applicable to specific Performance Periods shall be limited to the following:

          (i)   return on equity;

          (ii)  net income growth;

          (iii) total return to stockholders;

          (iv)  expense management;

          (v)  risk management of the business portfolio;

          (vi)  market share;

          (vii) industry leadership;

          (viii) new products; and

          (ix) organizational development;

each of which may be established (x) on a corporate-wide basis or with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures, or, where applicable, (y) on a relative or an absolute basis or (z) on a per share or an aggregate basis.

5.  TERMINATION OF EMPLOYMENT

     If a Participant's employment with the Company or a Subsidiary terminates during a Performance Period by reason of death, Disability or retirement or with the approval of the Committee, the Participant shall receive a pro rata payment based upon the number of full months during which the Participant was employed during the Performance Period and the degree to which the Performance Targets are determined by the Committee to have been achieved prior to the Participant's termination. If a Participant's employment with the Company or a Subsidiary terminates during a Performance Period for any reason other than death, Disability or retirement or other than with the approval of the Committee, the Participant's participation in the Plan shall terminate forthwith and he or she shall not be entitled to an award for such Performance Period.

6.  PAYMENT OF AWARDS

     Payment of awards determined under Section 4 shall be made to each Participant as soon as practicable after the Committee determines that the applicable Performance Targets have been achieved. The Committee in its sole discretion shall determine whether awards shall be payable in cash, in the form of stock awards or restricted stock units issued pursuant to an Equity Plan or from treasury, or in any combination thereof. If the Committee determines that an award shall be paid in the form of stock awards or restricted stock units issued under an Equity Plan or from treasury, then for purposes of determining the number of shares of Common Stock subject to an award the Committee may value such shares at a discount to Fair Market Value to reflect any restrictions, conditions and limitations set forth in the relevant Equity Plan or the applicable award agreement or certificate or otherwise applicable to the shares, provided, that such discount shall not exceed 50% of the Fair Market Value as of the relevant date of determination.

7.  EFFECTIVE DATE; TERM

     The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any awards made hereunder shall terminate ab initio and be of no further force and effect. Unless earlier terminated in accordance with Section 8 below, no award shall be made under the Plan with respect to Performance Periods beginning after January 1, 2002.

8.  AMENDMENT AND TERMINATION

     Notwithstanding Section 7, the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

9.  MISCELLANEOUS

     (a) TAX WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. In the case of an award that is payable in shares of Common Stock, the Company may permit the Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may establish from time to time.

     (b) NO RIGHTS TO AWARDS OR EMPLOYMENT. No Participant shall have any claim or right to receive awards under the Plan. Nothing in the Plan shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

     (c) OTHER COMPENSATION. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs, including without limitation any Equity Plan.

     (d) NO LIMITATION ON CORPORATE ACTIONS. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     (e) UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment of any award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver payment in cash or Common Stock with respect to awards hereunder.

     (f) NON-TRANSFERABILITY. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to sell, transfer, assign, pledge or otherwise encumber or dispose of the Participant's interest under the Plan.

     (g) DESIGNATION OF BENEFICIARY. A Participant may designate a beneficiary or beneficiaries to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If a Participant does not designate a beneficiary, or the designated beneficiary or beneficiaries predeceases the Participant, any payments which may be made following the Participant's death shall be made to the Participant's estate.

     (h) SEVERABILITY. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

     (i) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

     (j) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

                                                                      APPENDIX D

                 AMBAC 1997 NON-EMPLOYEE DIRECTORS EQUITY PLAN

1.  PURPOSE

     The purpose of the AMBAC 1997 Non-Employee Directors Equity Plan (the "Plan") is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

     The Plan replaces the AMBAC Inc. 1991 Non-Employee Directors Stock Plan (the "Predecessor Plan"). From and after the effective date of the Plan as provided in Section 10 below, no further awards shall be made under the Predecessor Plan.

2.  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as follows:

     "ANNUAL MEETING" means an annual meeting of the Company's stockholders.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" means:

     (i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the Common Stock then outstanding, but shall not include any such acquisition by:

          (A) the Company;

          (B) any Subsidiary of the Company;

          (C) any employee benefit plan of the Company or of any Subsidiary of the Company;

          (D) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan;

          (E) any Person who as of January 31, 1996 was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all affiliates and associates of such Person, becomes the beneficial owner of 25% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred; or

          (F) any Person who becomes the Beneficial Owner of 20% or more, or, with respect to a Person described in clause (E) above, 25% or more, of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such Person has become the beneficial owner of 20% or more, or 25% or more, as the case may be, of the then outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding, whereupon a Change in Control shall be deemed to have occurred or

     (ii) individuals who, as of the date this Plan is approved by the Board, constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board), cease for any reason to constitute at least a majority of such Board.

     "COMMON STOCK" means the Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12 below.

     "COMPANY" means AMBAC Inc., a Delaware corporation, or any successor to substantially all its business.

     "DIRECTOR ACCOUNT" means the bookkeeping record established for each Non-Employee Director. A Director Account is established only for purposes of measuring the value of the Company's obligation to a Non-Employee Director in respect of Director Stock Units and earnings thereon and not to segregate assets or to identify assets that may be used to settle Director Stock Units.

     "DIRECTOR OPTION" means a right to purchase shares of Common Stock granted to a Non-Employee Director pursuant to Section 7 hereof.

     "DIRECTOR STOCK UNIT" means a restricted stock unit granted to a Non-Employee Director pursuant to Section 6 hereof.

     "EFFECTIVE DATE" means the effective date of the Plan provided for in
Section 10 below.

     "FAIR MARKET VALUE" means the average of the highest and the lowest quoted selling price of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange on the applicable valuation date or, if there were no sales on such valuation date, the average of the highest and the lowest quoted selling prices on said composite tape for the preceding business day.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company or any of its subsidiaries.

     "PERMANENT DISABILITY" means a physical or mental impairment rendering a Non-Employee Director substantially unable to function as a member of the Board for any period of six consecutive months. Any dispute as to whether a Non-Employee Director is Permanently Disabled shall be resolved by a physician mutually acceptable to the Non-Employee Director and the Company, whose decision shall be final and binding upon the Non-Employee Director and the Company.

     "PERSON" means any individual, firm, corporation, partnership or other entity.

     "PREDECESSOR PLAN" has the meaning set forth in Section 1 above.

     "SUBSIDIARY" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

3.  ADMINISTRATION

     (a) ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, which may adopt rules and regulations it considers necessary or appropriate to carry out the Plan's purposes. The Board's interpretation and construction of any Plan provision shall be final and conclusive. The Board may, but need not, from time to time delegate some or all of its authority under the Plan to a committee consisting of one or members of the Board, any such delegation to be subject to the restrictions and limits that the Board specifies at the time of such delegation or thereafter. References in the Plan to the "Board" shall, to the extent consistent with the terms and limitations of any such delegation, be deemed to include a reference to any such committee to which the Board's authority hereunder has been delegated.

     (b) AWARD CERTIFICATE. The terms and conditions of each grant of Directors Stock Units and Director Options under the Plan shall be embodied in an award agreement or award certificate which shall incorporate the Plan by reference, shall indicate the date on which the Director Stock Units or Director Options were granted and the number of Director Stock Units or Director Options granted on such date.

4.  SHARES AVAILABLE

     Subject to Section 12 below, the maximum number of shares of Common Stock which may be issued under the Plan (the "Section 4 Limit") shall be 70,000 shares plus the number of shares of Common Stock that remain available for issuance under the Predecessor Plan as of the date the Plan is approved by the stockholders of the Company (increased by any shares of Common Stock subject to any award (or portion thereof) outstanding under the Predecessor Plan on such date which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares). Subject to Section 12 below, of the shares of Common Stock available for issuance under the Plan, no more than 25,000 shares may be issued upon settlement of Director Units. For purposes of determining the number of shares of Common Stock that remain available for issuance, there shall be added back to the Section 4 Limit and again be available under the Plan any shares of Common Stock tendered to pay the exercise price of a Director Option. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan.

5.  ELIGIBILITY

     Director Stock Units and Director Options shall be granted only to Non-Employee Directors.

6.  DIRECTOR STOCK UNITS

     (a) GENERAL. A Director Stock Unit shall represent the right to receive one share of Common Stock upon satisfaction of the conditions to vesting and settlement specified in the Plan. Director Stock Units will be settled exclusively in Common Stock.

     (b) GRANTS OF DIRECTOR STOCK UNITS. Director Stock Units shall be awarded under the Plan as follows:

          (i) On the date of the Annual Meeting coincident with or first succeeding a Non-Employee Director's initial election to the Board (or reelection to the Board after a period during which the Non-Employee Director did not serve on the Board), the Non-Employee Director shall receive a grant of 1,500 Director Stock Units.

          (ii) Upon the vesting of Director Stock Units in accordance with
     Section 6(d)(i) below, or the vesting of restricted shares under the Predecessor Plan in accordance with Section 6(c)(i) thereof, a Non-Employee Director shall receive an additional grant of 1,500 Director Stock Units. Such additional grants shall be made as of the date of the Annual Meeting as of which such vesting occurs (or, if the vesting date of any restricted shares under the Predecessor Plan does not coincide with the date of an Annual Meeting, as of the date of the Annual Meeting that is closest in time to the applicable vesting date) and shall be made only if (i) the Annual Meeting as of which such additional grant is to be made occurs during the term of the Plan as set forth in Section 10 below, and (ii) the Non-Employee Director is standing for re-election at such Annual Meeting.

     (c) ACCOUNTS. As of the date of each Annual Meeting as of which a Non-Employee Director is granted Director Stock Units, the Director Account of such Non-Employee Director will be credited with 1,500 Director Stock Units. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, each Director Account will be credited with an additional number of Director Units (including fractions thereof) determined by dividing (A) the amount of cash, or the value (as determined by the Board) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (B) the Fair Market Value of a share of Common Stock for the date of such payment or distribution, and multiplying the result of such division by (C) the number of Director Stock Units that were credited to the Director Account immediately prior to the date of the dividend or other distribution. Credits shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

     (d)  VESTING; ACCELERATED VESTING; DEFERRAL.

          (i) Director Stock Units granted in respect of a given Annual Meeting, and any additional Director Stock Units credited to a Director Account in respect of earnings or other distributions on such Director Stock Units as provided in Section 6(c), shall vest on the date of the Annual Meeting held in the fifth calendar year following the date of grant and shall be settled as soon as practicable thereafter, provided that the Non-Employee Director shall have remained a member of the Board continuously from the date of grant to the date of such Annual Meeting.

          (ii) Notwithstanding the provisions of Section 6(d)(i) above, all Director Stock Units granted to a Non-Employee Director shall immediately vest upon the first to occur of (A) a Non-Employee Director ceasing to be a member of the Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members, (B) a Non-Employee Director ceasing to be a member of the Board as a result of death or Permanent Disability or (C) a Change in Control of the Company, and shall be settled as soon as practicable thereafter.

          (iii) Notwithstanding the provisions of Sections 6(d)(i) and 6(d)(ii) above, a Non-Employee Director may elect to defer settlement of any or all Director Stock Units to a date subsequent to the vesting date of such Director Stock Units, provided that no such deferral may extend beyond the earlier of (A) the Non-Employee Director's termination of service on the Board or (B) the Non-Employee's death. Settlement of any deferred Director Stock Units shall be made on or as soon as practicable following the date specified by the Non-Employee Director in the relevant deferral election or, if applicable, the earlier of the dates specified in clauses (A) and
     (B) of the preceding sentence.

     (e) FORFEITURE OF GRANT. Except as provided in Section 6(d)(ii) above, all Director Stock Units shall be forfeited, and all rights of the Non-Employee Director to or with respect to such Director Units shall terminate without any obligation on the part of the Company, upon the termination of a Non-Employee Director's service as a member of the Board prior to the date on which such Director Stock Units vest in accordance with Section 6(d)(i) above.

     (f) DELIVERY OF SHARE CERTIFICATES. As soon as practicable following the vesting of Director Units as provided in Sections 6(d)(i) and 6(d)(ii) above, or the date for deferred settlement as provided in Section 6(d)(iii) above, Director Stock Units shall be settled by delivery to the Non-Employee Director of a share certificate for the number of shares corresponding to such Director Units. Shares delivered in settlement of Director Units shall be free of all such restrictions, except any that may be imposed under applicable law or the Company's trading policy.

     (g) NO STOCKHOLDER RIGHTS. The crediting of Director Stock Units to a Director Account shall not confer on the relevant Non-Employee Director any rights as a stockholder of the Company.

7.  GRANTS OF DIRECTOR OPTIONS

     (a) GENERAL. A Director Option shall entitle a Non-Employee Director to purchase a specified number of shares of Common Stock during a specified period at an exercise price per share of Common Stock determined as provided below. All Director Options provided for herein shall have the general terms and conditions set forth in Section 8 below.

     (b) ANNUAL GRANTS OF DIRECTOR OPTIONS. As of the date of each Annual Meeting, commencing with the 1997 Annual Meeting, each Non-Employee Director shall automatically receive Director

Options to purchase 1,000 shares of Common Stock provided that the Non-Employee Director shall continue to serve as a director of the Company after such Annual Meeting. The exercise price per share of Common Stock of each Director Option provided for in this Section 7(b) shall be the Fair Market Value of one share of Common Stock on the date of the relevant Annual Meeting.

     (c) GRANTS OF DIRECTOR OPTIONS TO NEW DIRECTORS. A Non-Employee Director who is initially elected or appointed to the Board other than in connection with an Annual Meeting shall receive, as of the date of such initial election or appointment, Director Options to purchase a number of shares determined by multiplying 1,000 by a fraction, the numerator of which is the number of full months remaining until the next Annual Meeting (starting with the month following the date of election or appointment and counting the month in which the next Annual Meeting is scheduled to occur as a full month) and the denominator of which is 12. (If the date of the next Annual Meeting has not been scheduled at the time of the Non-Employee Director's initial election or appointment, it shall be assumed that the next Annual Meeting will occur in the same month as the immediately preceding Annual Meeting.) The exercise price per share of Common Stock of each Director Option provided for in this Section 7(d) shall be the Fair Market Value of one share of Common Stock on the date of the Non-Employee Director's election or appointment to the Board.

8.  GENERAL TERMS AND CONDITIONS OF DIRECTORS OPTIONS

     (a) OPTION TERM. Each Director Option shall expire on the date of the Annual Meeting held in the seventh calendar year following the date of grant, subject to earlier expiration as provided herein, provided, however, that Director Options granted to a Non-Employee Director whose initial election occurs other than in connection with an Annual Meeting shall be treated for this purpose as though they had been granted at the first Annual Meeting following such initial election.

     (b)  VESTING; ACCELERATED VESTING; EFFECT OF TERMINATION OF SERVICE.

          (i) Vesting Generally. Director Options shall vest and become exercisable as of the date of the first Annual Meeting following the date of grant, assuming that the Non-Employee Director has continued to serve as a member of the Board until such date, provided, however, that all Director Options awarded to a Non-Employee Director shall be considered fully vested upon the earlier to occur of (A) termination of the Non-Employee Director's service on the Board by reason of death or Permanent Disability or (B) a Change in Control. If a Non-Employee Director's service on the Board terminates for any reason other than death or Permanent Disability and prior to a Change in Control, then any unvested Director Options shall be forfeited to the Company, and the Non-Employee Director shall have no further right or interest therein.

          (ii) Exercise Following Termination of Service. Following termination of a Non-Employee Director's service on the Board, the former Non-Employee Director (or the former Non-Employee Directors' estate, personal representative or beneficiary, as the case may be) shall have the right, subject to the other terms and conditions hereof, to exercise all Director Options that had vested as of or in connection with the termination of service:

             (A) at any time within three years after the date of termination of service, if such termination was by reason of death, Permanent Disability or retirement from the Board in accordance with the retirement policy then in effect for Board members, or

             (B) in all other cases, at any time within one year after the date of termination of service;

     subject, in all case, to earlier expiration of the Director Option pursuant to Section 8(a) above.

     (c) NOTICE OF EXERCISE. Subject to the other terms and conditions of the Plan, a Non-Employee Director may exercise all or any portion of a vested Director Option by giving written notice of exercise to the Company, provided, however, that no fewer than 10 shares of Common Stock may be purchased upon any exercise of a Director Option unless the number of shares purchased at such time is the total number of shares in respect of which the Director Option is then exercisable, and provided, further, that in no event shall the Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or
(ii) the date on which the conditions provided in Sections 8(d) and 8(e) below are satisfied.

     (d) PAYMENT. The exercise price of a Director Option may be paid in cash or previously owned shares or a combination thereof or by any other method approved by the Board.

     (e) LIMITATION ON EXERCISE. A Director Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act of 1933, as amended (the "1933 Act"), and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" laws is available.

     (f) ISSUANCE OF SHARES. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price for the number of shares with respect to which a Director Option is exercised, the Company shall deliver to the exercising Non-Employee Director, at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director. Notwithstanding the foregoing, the Board in its discretion may, subject to rules and procedures as it may adopt or proposed from time to time, provide Non-Employee Directors with the opportunity to defer receipt of shares of Common Stock issuable upon exercise of Director Options.

9.  TRANSFERABILITY

     Director Stock Units (including interests in a Director Account) and Director Options may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution or pursuant to a domestic relations order, provided, however, that Director Options may be transferred to a member or members of a Non-Employee Director's immediate family (as defined below) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively as "Permitted Transferees"), subject to such rules and procedures as may from time to time be adopted or imposed by the Board. If a Director Stock Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Non-Employee Director. A Non-Employee Director shall notify the Company in writing prior to any proposed transfer of a Director Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience. For purposes of the Plan, a Non-Employee Director's "immediate family" means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of "immediate family" (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action of the Board, to the Plan.

10.  TERM

     (a) EFFECTIVE DATE; EXPIRATION. The Effective Date shall be the date of the 1997 Annual Meeting, assuming the Plan is approved by the stockholders of the Company at such Annual Meeting. Unless earlier terminated in accordance with
Section 11 below, the Plan shall expire on the date of the Annual Meeting held in 2004. Grants of Director Stock Units and Director Options shall be made in connection with the Annual Meeting held in 2004, and shall be the last grants made under the Plan. Expiration of the Plan in connection with the Annual Meeting held in 2004 shall not affect awards of

Director Stock Units and Director Options made prior to such Annual Meeting, which awards shall remain outstanding subject to the terms hereof.

     (b) COORDINATION WITH PREDECESSOR PLAN. Awards of "Directors Shares" (as such term is defined in the Predecessor Plan) shall be made under the Predecessor Plan in connection with the 1997 Annual Meeting. Assuming the Plan is approved by the stockholders of the Company at the 1997 Annual Meeting, no further awards shall be made under the Predecessor Plan after the Effective Date. Awards outstanding under the Predecessor Plan (including awards made in connection with the 1997 Annual Meeting) shall remain outstanding after the Effective Date subject to the terms thereof.

11.  AMENDMENTS

     The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole of in part, including without limitation to amend the provisions for determining the amount of Director Stock Units or Directors Options to be issued to a Non-Employee Director, provided, however, that:

          (i) any amendment which under the requirements of applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule;

          (ii) except as provided in Section 12 below, the Board may not, without the approval of the Company's stockholders, increase the number of shares available for issuance under the Plan pursuant to Section 4 above or the number of Director Stock Units to be issued to any Non-Employee Director pursuant to Section 6 above or reduce the exercise price of a Director Option.

     No termination or amendment of the Plan that would adversely affect a Non-Employee Director's rights under the Plan with respect to any award of Directors Stock Units or Director Options made prior to such action shall be effective as to such Non-Employee Director unless he or she consents thereto.

12.  ADJUSTMENT OF AND CHANGES IN SHARES

     In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend or other change in corporate structure affecting the shares, the Board, in its discretion, may make (i) such proportionate adjustments as it considers appropriate in the number and kind of shares authorized for issuance hereunder in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder and/or (ii) such other adjustments as it deems appropriate. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Non-Employee Directors who receive grants under the Plan.

13.  NO RIGHT TO RE-ELECTION

     Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

14.  GOVERNING LAW

     The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

15.  NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

     The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16.  UNFUNDED PLAN

     The Plan is unfunded. Prior to the payment or settlement of any award of Director Stock Units or the exercise of any Director Options, nothing contained herein shall give any non-Employee Director any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock with respect to awards hereunder.

1997
                                    AMBAC INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14,
                                       1997

          The undersigned hereby appoints Phillip B. Lassiter and Richard
          B. Gross, and each of them, proxies, with power of substitution, to vote all shares of Common Stock of AMBAC Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, May 14, 1997, at 11:30 a.m., local time, at AMBAC's executive offices, One State Street Plaza, New York, New York, and at any adjournments of the Annual Meeting. The proxies have the authority to vote as directed on the reverse side of this card with the same effect as though the undersigned were present in person and voting. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the Annual Meeting. The undersigned revokes all proxies previously given to vote at the Annual Meeting.

          PLEASE INDICATE ON THE REVERSE SIDE OF THIS PROXY CARD HOW YOU WISH YOUR SHARES TO BE VOTED. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL VOTE "FOR" ALL OF THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD. WE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

           (IMPORTANT--YOU SHOULD SIGN AND DATE THIS PROXY ON THE REVERSE
                                                       SIDE OF THIS CARD)
P

1997 PROXY
------
       X
------
     PLEASE MARK YOUR
     VOTE AS IN
     THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT. IF YOU GIVE NO DIRECTION, YOUR SHARES OF COMMON STOCK WILL BE VOTED "FOR" ALL PROPOSALS.

                        --------------------------------
                             THE BOARD OF DIRECTORS
                          RECOMMENDS A VOTE "FOR" ALL
                                   PROPOSALS.

                        --------------------------------

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1. Elect Six Directors.
  THE NOMINEES ARE: Phillip B. Lassiter, Michael A. Callen, Renso L. Caporali,
                  Richard Dulude, W. Grant Gregory and C. Roderick O'Neil.
                                       FOR       WITHHELD

  FOR, except WITHHOLD authority to vote for the following nominee(s):
  ---------------------------------------------------------------
2A. Approve Amendment to               FOR       AGAINST      ABSTAIN
   Charter to Change
   Name to Ambac Financial
   Group, Inc.
2B. Approve Amendment to               FOR       AGAINST      ABSTAIN
   Charter to Increase Number of
   Authorized Shares to 100
Million.
2C. Approve Amendments to Charter  FOR       AGAINST      ABSTAIN
    to Eliminate Class A Common
    Stock and Certain Other
    Outdated Provisions.
3. Approve 1997                    FOR       AGAINST      ABSTAIN
  Equity Plan.
4. Approve 1997 Executive          FOR       AGAINST      ABSTAIN
  Incentive Plan.
5. Approve 1997 Non-Employee       FOR       AGAINST      ABSTAIN
  Directors Equity Plan.
6. Ratify Selection of KPMG        FOR       AGAINST      ABSTAIN
  Peat Marwick LLP as
  independent auditors for
  1997.

Signature -------------------------------------       Date ---------------

Signature -------------------------------------       Date ---------------
IMPORTANT: Please sign EXACTLY as name(s) appears to the left. Joint Owners should each sign. If you are signing as an executor, administrator, trustee, guardian, attorney or corporate officer, please give your full title.
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